                       Conversion Valuation Update Report

                          ---------------------------

                          Valued as of March 12, 1999


                          COMMUNITY SAVINGS BANK, SSB

                           Burlington, North Carolina

                                  Prepared By:

                               Ferguson & Company
                                   Suite 305
                            860 West Airport Freeway
                              Hurst, Texas  76054
                                  817/577-9558

                                March 15, 1999



Board of Directors
Community Savings Bank, SSB
708 S. Church Street
Burlington, North Carolina  27215

Dear Directors:

  We have completed and hereby provide, as of March 12, 1999, an updated independent appraisal of the estimated pro forma market value of Community Savings Bank, SSB, Burlington, North Carolina ("Community" or the "Bank"), in connection with the conversion of Community from the mutual to stock form of organization ("Conversion"). This appraisal report update is furnished pursuant to the filing of an amendment to the Holding Company's Registration Statement updating the financial information and in response to comments received from the banking regulatory authorities. Our original appraisal report, dated December 9, 1998, is incorporated herein by reference.

  In preparing this appraisal update, we reviewed our original appraisal and the various filings and applications filed with the Federal Deposit Insurance Corporation ("FDIC"), Securities and Exchange Commission ("SEC"), Federal Reserve Board ("FRB"), and the Savings Institutions Division of the North Carolina Department of Commerce ("Division"). We considered, among other items, recent developments in stock market conditions. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information. This updated appraisal also considered comments and questions from the FDIC regarding the original appraisal report.

  Our appraisal update is based on the Bank's representation that the information in the applications for conversion and additional evidence furnished us by the Bank are accurate and complete. We did not independently verify the financial statements and other information furnished by the Bank, nor did we independently value its assets and liabilities. The appraisal update considers the Bank as a going concern and should not be considered as an indication of its liquidation value.

  Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. Ferguson & Company ("F&C") is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

Board of Directors
March 15, 1999
Page 2

Recent Financial Performance
----------------------------

  The Bank has a December 31 fiscal year. The initial conversion application and appraisal are based on its September 30, 1998, financial information. This amendment to the registration updates the financial information to the Bank's fiscal year. Therefore, this update is based on December 31, 1998 information, the most recent information that will be available to stock subscribers.

  Net income for the December 31, 1998 year was $271,000. Appraisal earnings adjustments increased appraisal earnings to $899,000 for the year (see Exhibit
X), or $14,000 more than the $885,000 appraisal earnings reported for the trailing twelve months ending September 30, 1998.

Recent Thrift Equity Market Conditions
--------------------------------------

  Since our original appraisal as of December 9, 1998, the overall thrift equity market has stabilized with some minor up and down movement. Just prior to the date of the original appraisal, the thrift equities market was erratic, with some significant up and down movement. For example, the SNL thrift index dropped 18.7% between September 30, 1998 and October 8, 1998. Then it increased 24.1% between October 8, 1998 and October 16, 1998. Exhibit I shows the movement of the SNL Thrift index from December 31, 1997, to March 12, 1999, the date of this update. The table shows that the index increased by 8.4% during the update period. The general level of interest rates has increased during the update period, with most of the increase coming on the long end (see Exhibit
II).

  Exhibit III provides information on thrift conversions completed since August 31, 1998. Thirteen of the twenty thrifts have increased in value since conversion, six have declined in value, and one experienced no change. The thrifts have averaged an increase of 6.4%, with a median increase of 3.1%. Individual changes have ranged from an 8.8% decrease to an increase of 28.8%. Short term price increases have occurred as follows: One day--average 8.0%, median 8.1%; one week--average 8.2%, median 6.9%; and one month--average 9.4%, median 5.9%. Standard conversions have performed slightly better than mutual holding companies.

  The group of comparative institutions, included in Exhibit V, experienced an average decrease in per share value of 5.5% and a median decrease in value of 4.3% during the update period, with ten decreasing in value and one experiencing no change. The total market value of the group decreased an average of 6.7% and a median of 6.9%, with ten decreasing in value and one experiencing no change. Generally, when the decrease in market value is disproportionate to the decrease in per share value, the Company has engaged in stock buy backs. Such was the case with Cameron.

  During 1993, it was not unusual for conversion stocks to increase in price by 30% immediately. As pointed out above, most recent conversions have experienced more modest increases. However, conversions completed since December 15, 1998 have generally shown higher immediate results. Closings between mid July and mid December have had dismal after market performance, as they were generally priced higher than subsequent deals.

Board of Directors
March 15, 1999
Page 3

Valuation Approach
------------------

  Exhibit VI indicates the pro forma market valuation of Community versus the comparative group and all publicly held thrifts. Pro forma pricing ratios for Community are based on the financial information shown in Exhibit VIII. Pro forma earnings are based on currently available interest rates and pro forma assets and book value information are taken from the December 31, 1998 financial data included in the offering circular.

  At the $27,000,000 midpoint of the range, Community is valued at 61.5% of pro forma book value, representing a discount of 41.0% from the mean and 34.6% from the median of the comparative group. The midpoint price is 21.6 times pro forma earnings, representing a premium of 33.3% over the mean and a premium of 36.7% over the median of the comparative group.

  As compared to all publicly held thrifts, at the midpoint of the range, Community's price earnings ratio represents a premium of 35.0% over the mean and a 43.0% premium over the median and its price to book ratio of 61.5% represents a 51.5% discount from the mean and a 46.7% discount from the median of all publicly held thrifts.

  As compared to thrift conversions completed within the past six months (see
Exhibit III), Community's midpoint price to pro forma book of 61.5% represents an 11.6% discount from the mean and a discount of 6.0% from the median. And its price earnings ratio of 21.6 represents an 8.0% premium over the mean and a 53.2% premium over the median.

  At the maximum, Community's price to book ratio of 65.4% represents a discount of 6.0% from the mean and it is equal to the median, while, at the supermaximum, Community's price to book ratio of 69.1% represents a discount of 0.7% from the mean and a 5.7% premium over the median of recent conversions.

Conclusion
----------

  In our opinion, Community's estimated pro forma market value at March 12, 1999, was $27,000,000, which did not change from our original appraisal as of December 9, 1998. The resulting valuation range is $22,950,000 at the minimum to $31,050,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $35,707,500 based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in
Exhibit VI based on calculations shown in Exhibit VIII. Community will also contribute to a charitable foundation 100,000 shares of its stock valued at $15 per share, with a total value of $1,500,000.

  During the update period from December 9, 1998, to March 12, 1999, thrift equity markets have shown some upward movement, stabilizing after an erratic October. Interest rates have increased on the long end. The SNL Thrift Index increased 8.4%, the average value of the comparative group decreased 5.5%, and the median value of the comparative group decreased 4.3%. Recent conversions have shown improving receptivity. However, the interest in conversion stock remains well below interest levels witnessed in 1997 and early 1998. Considering all of the above factors together, we believe that no change in the midpoint value is justified.

Board of Directors
March 15, 1999
Page 4

  Our opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Community, could materially affect the assumptions used in preparing this opinion.

                                               Respectfully,
                                               Ferguson & Company

                                               /s/ Robin L. Fussell

                                               Robin L. Fussell
                                               Principal

                               List of Exhibits

 Exhibit
 Number     Title                                          Page
----------  -------------------------------------        ----------
    I       SNL Index                                        1

   II       Selected Interest Rates                          2

   III      Recent Conversions                               3

   IV       Selected Publicly Held Thrifts                   6

    V       Comparative Group Price Changes                 21

   VI       Pro Forma Comparisons                           23

   VII      Comparison of Pricing Ratios                    25

  VIII      Pro Forma Assumptions                           26
            Pro Forma Effect of Conversion Proceeds         27
            Pro Forma Analysis Sheet                        31

   IX       Demographic Information                         33

    X       Appraisal Earnings Adjustments                  34



                             Exhibit I - SNL Index
FERGUSON & COMPANY
------------------




                                             % CHANGE SINCE
                             ------------------------------------------------
                           SNL     PREVIOUS
               DATE      INDEX         DATE    12/31/97    12/9/98   12/31/98
               ----      -----         ----    --------    -------   --------
            12/31/97     814.1
             1/31/98     768.3         -5.6%      -5.6%
             2/27/98     818.7          6.6%       0.6%
             3/31/98     869.3          6.2%       6.8%
             4/30/98     882.1          1.5%       8.4%
             5/31/98     897.2          1.7%      10.2%
             6/30/98     833.5         -7.1%       2.4%
             7/31/98     783.7         -6.0%      -3.7%
             8/28/98     631.5        -19.4%     -22.4%
             9/30/98     651.3          3.1%     -20.0%
             10/8/98     529.7        -18.7%     -34.9%
            10/16/98     657.1         24.1%     -19.3%
            10/30/98     676.3          2.9%     -16.9%
            11/30/98     710.6          5.1%     -12.7%
             12/9/98     681.7         -4.1%     -16.3%
            12/31/98     705.9          3.5%     -13.3%       3.5%
             1/31/99     715.4          1.3%     -12.1%       4.9%       1.3%
             2/28/99     695.4         -2.8%     -14.6%       2.0%      -1.5%
             3/12/99     739.0          6.3%      -9.2%       8.4%       4.7%


                             [GRAPH APPEARS HERE]



Source: SNL & F&C calculations         1

FERGUSON & COMPANY
------------------

                     Exhibit II - Selected Interest Rates


                                                        3/12/99 vs.
                                                         12/11/98
                                                        ----------
                                                          Increase
                               3/12/99      12/11/98     (Decrease)
                            ----------     ---------     ----------

Federal funds rate                4.80          4.68           0.12

3 month T-bill discount   (1)     4.48          4.36           0.12

1 year T-bill discount    (1)     4.54          4.33           0.21

5 year treasury rate              5.15          4.41           0.74

10 year treasury rate             5.22          4.62           0.60

Long term treasury rate           5.57          5.01           0.56


(1) Rates presented represent discounts, not yields.

FERGUSON & COMPANY     Exhibit III - Recent Conversions
------------------     (completed since August 31, 1998)

                                                               Conversion      IPO Gross
                                                                   Assets       Proceeds   IPO Price
Ticker     Company's Short Name          State     IPO Date        ($000)         ($000)         ($)
SJFC       South Jersey Financial Corp.    NJ     02/12/1999       249,805        35,124     10.000
PBCP       Provident Bancorp Inc. (MHC)    NY     01/08/1999       679,104        38,640     10.000
RSBI       Ridgewood Financial Inc. (MHC)  NJ     01/08/1999       242,662        10,462      7.000
COHB       Cohoes Bancorp Inc.             NY     01/04/1999       535,716        92,575     10.000
FCAP       First Capital Inc.              IN     01/04/1999            NA            NA     10.000
FPFC       First Place Financial Corp.     OH     01/04/1999       609,398       104,386     10.000
GCFC       Grand Central Financial Corp.   OH     12/30/1998       121,641        19,389     10.000
LNCB       Lincoln Bancorp                 IN     12/30/1998       304,500        68,093     10.000
ONFC       Oneida Financial Corp. (MHC)    NY     12/30/1998       217,642        15,946     10.000
SPN        Security of PA Financial Corp.  PA     12/30/1998       111,990        15,116     10.000
ISFC       Innes Street Financial Corp.    NC     12/29/1998       192,716        22,483     10.000
WGBC       Willow Grove Bncp Inc. (MHC)    PA     12/24/1998       405,374        22,409     10.000
VCAP       Virginia Capital Bancshares     VA     12/23/1998       472,280       105,600     10.000
CMSV       Community Savings Bankshares    FL     12/16/1998            NA            NA     10.000
PULB       Pulaski Financial Corp.         MO     12/03/1998            NA            NA     10.000
SCFS       Seacoast Financial Services     MA     11/20/1998     1,106,590       140,000     10.000
FNFI       First Niles Financial Inc.      OH     10/27/1998        72,497        17,544     10.000
SFFS       Sound Federal Bancorp (MHC)     NY     10/08/1998       254,749        22,995     10.000
CNYF       CNY Financial Corp.             NY     10/06/1998       233,729        52,516     10.000
WEBK       West Essex Bancorp (MHC)        NJ     10/05/1998       299,025        17,729     10.000

Maximum                                                          1,106,590       140,000     10.000
Minimum                                                             72,497        10,462      7.000
Average                                                            359,378        47,118      9.850
Median                                                             254,749        22,995     10.000

W/O MHCs
--------
SJFC       South Jersey Financial Corp.    NJ     02/12/1999       249,805        35,124     10.000
COHB       Cohoes Bancorp Inc.             NY     01/04/1999       535,716        92,575     10.000
FPFC       First Place Financial Corp.     OH     01/04/1999       609,398       104,386     10.000
GCFC       Grand Central Financial Corp.   OH     12/30/1998       121,641        19,389     10.000
LNCB       Lincoln Bancorp                 IN     12/30/1998       304,500        68,093     10.000
SPN        Security of PA Financial Corp.  PA     12/30/1998       111,990        15,116     10.000
ISFC       Innes Street Financial Corp.    NC     12/29/1998       192,716        22,483     10.000
VCAP       Virginia Capital Bancshares     VA     12/23/1998       472,280       105,600     10.000
SCFS       Seacoast Financial Services     MA     11/20/1998     1,106,590       140,000     10.000
FNFI       First Niles Financial Inc.      OH     10/27/1998        72,497        17,544     10.000
CNYF       CNY Financial Corp.             NY     10/06/1998       233,729        52,516     10.000

Maximum                                                          1,106,590       140,000     10.000
Minimum                                                             72,497        15,116     10.000
Average                                                            381,444        56,946      9.803
Median                                                             249,805        52,516     10.000

Source: SNL & F&C calculations         3

FERGUSON & COMPANY     EXHIBIT III - Recent Conversions
------------------     (completed since August 31, 1998)


                            Conversion Pro Forma Pricing Ratios
                  ----------------------------------------------------
                         Price/        Price/      Price/      Price/       Price
Ticker                    Book      Tan Book    Earnings      Assets      3/12/99
                          (%)          (%)         (x)         (%)          ($)
SJFC                      65.0          65.0        11.3        12.3      11.188
PBCP                      95.6          95.6        15.7         5.4      10.250
RSBI                      85.8          85.8        19.3         4.1       8.125
COHB                      69.9          69.9        13.6        14.7      10.688
FCAP                     100.0           NA          NA          NA       10.000
FPFC                      70.5          70.5        14.1        14.6      10.313
GCFC                      63.4          63.4        24.4        13.7      10.250
LNCB                      67.4          67.4        16.4        18.3      10.500
ONFC                      85.0          85.0        18.7         6.8       9.750
SPN                       70.0          70.0        16.5        11.9       9.500
ISFC                      65.4          65.4        11.8        10.4      12.313
WGBC                      92.5          92.5        17.8         5.2       9.938
VCAP                      60.9          60.9        11.6        18.3      12.875
CMSV                     100.0           1.0         NA          NA       12.500
PULB                     100.0           NA          NA          NA        9.453
SCFS                      52.6          52.6         2.9        11.2      10.313
FNFI                      62.7          62.7        23.9        19.5      10.813
SFFS                     100.0         100.0        15.6         8.3       9.125
CNYF                      70.0          70.0        47.2        18.3      12.125
WEBK                      95.4          95.4        40.2         5.6       9.250

Maximum                  100.0         100.0        47.2        19.5      12.875
Minimum                   52.6           1.0         2.9         4.1       8.125
Average                   78.6          70.7        18.9        11.7      10.463
Medium                    70.2          69.9        16.4        11.9      10.282

W/O MHCs
--------
SJFC                      65.0          65.0        11.3        12.3      11.188
COHB                      69.9          69.9        13.6        14.7      10.688
FPFC                      70.5          70.5        14.1        14.6      10.313
GCFC                      63.4          63.4        24.4        13.7      10.250
LNCB                      67.4          67.4        16.4        18.3      10.500
SPN                       70.0          70.0        16.5        11.9       9.500
ISFC                      65.4          65.4        11.8        10.4      12.313
VCAP                      60.9          60.9        11.6        18.3      12.875
SCFS                      52.6          52.6         2.9        11.2      10.313
FNFI                      62.7          62.7        23.9        19.5      10.813
CNYF                      70.0          70.0        47.2        18.3      12.125

Maximum                   70.5          70.5        47.2        19.5      12.875
Minimum                   52.6          52.6         2.9        10.4       9.500
Average                   69.6          65.9        20.0        13.5      10.742
Median                    65.4          65.4        14.1        14.6      10.688


Source: SNL & F&C calculations         4

FERGUSON & COMPANY          Exhibit III - Recent Conversions
------------------          (completed since August 31, 1998)


                                  Post Conversion Price Changes
                                 -------------------------------------
                P/B        P/TB      One       One       One        To
            3/12/99     3/12/99      Day      Week     Month      Date
Ticker          (%)         (%)      (%)       (%)       (%)       (%)

SJPC            NA          NA      8.8        6.3      10.6      11.9
PBCP            NA          NA     20.0       19.4      21.9       2.5
RSBI            NA          NA     14.3       27.7      28.6      16.1
COHB            NA          NA     13.8       15.3      10.0       6.9
PCAP          74.1        74.1        -        2.5       3.8         -
FPFC          67.7        67.7      7.5       14.4       6.9       3.1
GCPC            NA          NA     10.0        4.1       5.0       2.5
LNCB            NA          NA      8.8       10.0      11.3       5.0
ONPC            NA          NA     10.0        7.5       1.3      (2.5)
SPN           66.8        66.8      5.6          -      (4.4)     (5.0)
ISPC          76.8        76.8     30.0       31.3      32.5      23.1
WGBC          88.4        91.9      1.9        4.4       5.0      (0.6)
VCAP            NA          NA     26.9       30.6      34.4      28.8
CMSV            NA          NA      5.6        7.5      17.5      25.0
PULB          72.7        72.7     (1.9)      (2.5)     (1.3)     (5.5)
SCPS            NA          NA      3.1        0.6      (1.3)      3.1
FNFI          63.4        63.4     15.0        8.8      13.8       8.1
SFFS          87.4        87.4    (15.0)     (11.3)        -      (8.8)
CNYF          80.5        80.5     (5.0)      (4.4)     (7.5)     21.3
WEBK            NA          NA        -       (7.5)      0.6      (7.5)

Maximum       88.4        91.9     30.0       31.3       34.4     28.8
Minimum       63.4        63.4    (15.0)     (11.3)      (7.5)    (8.8)
Average       75.3        75.7      8.0        8.2        9.4      6.4
Median        74.1        74.1      8.1        6.9        5.9      3.1

W/O MHCs
--------
SJFC            NA          NA      8.8        6.3       10.6     11.9
COHB            NA          NA     13.8       15.3       10.0      6.9
FPFC          67.7        67.7      7.5       14.4        6.9      3.1
GCFC            NA          NA     10.0        4.1        5.0      2.5
LNCB            NA          NA      8.8       10.0       11.3      5.0
SPN           66.8        66.8      5.6          -       (4.4)    (5.0)
ISFC          76.8        76.8     30.0       31.3       32.5     23.1
VCAP            NA          NA     26.9       30.6       34.4     28.8
SCFS            NA          NA      3.1        0.6       (1.3)     3.1
FNFI          63.4        63.4     15.0        8.8       13.8      8.1
CNYF          80.5        80.5     (5.0)      (4.4)      (7.5)    21.3

Maximum       80.5        80.5     30.0       31.3       34.4     28.8
Minimum       63.4        63.4     (5.0)      (4.4)      (7.5)    (5.0)
Average       72.9        73.3      9.7        9.0        9.6      8.2
Median        67.7        67.7      8.8        8.8       10.0      6.9

Source: SNL & F&C calculations         5

FERGUSON & COMPANY               Exhibit IV - Selected Publicly Held Thrifts
------------------

                                                                                 Dep                         Closing       Market
                                                                                 Ins                           Price        Value
Ticker  Company's Short Name             City                State   Region   Agency   Exchange    IPO Date      ($)         ($M)
AABC    Access Anytime Bancorp Inc.      Clovis              NM      SW       SAIF     NASDAQ     08/08/1986    6.875        8.44
ABBK    Abington Bancorp Inc.            Abington            MA      NE       BIF      NASDAQ     06/10/1986   14.625       48.95
ABCL    Alliance Bancorp                 Hinsdale            IL      MW       SAIF     NASDAQ     07/07/1992   20.000      229.28
ABCW    Anchor BanCorp Wisconsin         Madison             WI      MW       SAIF     NASDAQ     07/16/1992   16.438      295.62
AFBC    Advance Financial Bancorp        Wellsburg           WV      SE       SAIF     NASDAQ     01/02/1997   11.625       11.59
AHCI    Ambanc Holding Co.               Amsterdam           NY      MA       BIF      NASDAQ     12/27/1995   15.875       65.01
ALBC    Albion Banc Corp.                Albion              NY      MA       SAIF     NASDAQ     07/26/1993    9.750        7.34
ALLB    Greater Delaware Valley (MHC)    Broomall            PA      MA       SAIF     NASDAQ     03/03/1995   11.625       38.06
AMFC    AMB Financial Corp.              Munster             IN      MW       SAIF     NASDAQ     04/01/1996   13.750       11.96
ANA     Acadiana Bancshares Inc.         Lafayette           LA      SW       SAIF     AMSE       07/16/1996   18.063       33.34
ANDB    Andover Bancorp Inc.             Andover             MA      NE       BIF      NASDAQ     05/08/1986   30.000      195.60
ANE     Alliance Bncp of New England     Vernon              CT      NE       BIF      AMSE       12/19/1986   10.125       23.21
ASBI    Ameriana Bancorp                 New Castle          IN      MW       SAIF     NASDAQ     03/02/1987   16.125       56.54
ASBP    ASB Financial Corp.              Portsmouth          OH      MW       SAIF     NASDAQ     05/11/1995   11.500       19.03
ASFC    Astoria Financial Corp.          Lake Success        NY      MA       SAIF     NASDAQ     11/18/1993   50.188    2,748.36
BDJI    First Federal Bancorp.           Bemidji             MN      MW       SAIF     NASDAQ     04/04/1995   11.750       11.67
BFD     BostonFed Bancorp Inc.           Burlington          MA      NE       SAIF     AMSE       10/24/1995   18.750       95.62
BFSB    Bedford Bancshares Inc.          Bedford             VA      SE       SAIF     NASDAQ     08/22/1994   12.250       28.00
BKC     American Bank of Connecticut     Waterbury           CT      NE       BIF      AMSE       12/01/1981   21.125       99.34
BKCT    Bancorp Connecticut Inc.         Southington         CT      NE       BIF      NASDAQ     07/03/1986   15.250       78.29
BKUNA   BankUnited Financial Corp.       Coral Gables        FL      SE       SAIF     NASDAQ     12/11/1985    6.938      124.12
BNKU    Bank United Corp.                Houston             TX      SW       SAIF     NASDAQ     08/09/1996   41.188    1,300.00
BVCC    Bay View Capital Corp.           San Mateo           CA      WE       SAIF     NASDAQ     05/09/1986   19.313      369.13
CAFI    Camco Financial Corp.            Cambridge           OH      MW       SAIF     NASDAQ            NA    14.563       79.77
CASB    Cascade Financial Corp.          Everett             WA      WE       SAIF     NASDAQ     09/16/1992   14.375       62.23
CASH    First Midwest Financial Inc.     Storm Lake          IA      MW       SAIF     NASDAQ     09/20/1993   14.875       37.41
CATB    Catskill Financial Corp.         Catskill            NY      MA       BIF      NASDAQ     04/18/1996   14.750       64.29
CBES    CBES Bancorp Inc.                Excelsior Springs   MO      MW       SAIF     NASDAQ     09/30/1996   15.000       13.82
CBK     Citizens First Financial Corp.   Bloomington         IL      MW       SAIF     AMSE       05/01/1996   15.438       34.49
CBSA    Coastal Bancorp Inc.             Houston             TX      SW       SAIF     NASDAQ            NA    17.813      125.91
CEBK    Central Bancorp Inc.             Somerville          MA      NE       BIF      NASDAQ     10/24/1986   18.000       35.41
CENB    Century Bancorp Inc.             Thomasville         NC      SE       SAIF     NASDAQ     12/23/1996   13.750       16.93
CFB     Commercial Federal Corp.         Omaha               NE      MW       SAIF     NYSE       12/31/1984   22.875    1,390.77
CFCP    Coastal Financial Corp.          Myrtle Beach        SC      SE       SAIF     NASDAQ     09/26/1990   16.500      103.50
CFFC    Community Financial Corp.        Staunton            VA      SE       SAIF     NASDAQ     03/30/1988   11.000       28.29
CFNC    Carolina Fincorp Inc.            Rockingham          NC      SE       SAIF     NASDAQ     11/25/1996    7.500       14.29
CFTP    Community Federal Bancorp        Tupelo              MS      SE       SAIF     NASDAQ     03/26/1996   13.000       51.57
CIBI    Community Investors Bancorp      Bucyrus             OH      MW       SAIF     NASDAQ     02/07/1995   10.750       13.10
CKFB    CKF Bancorp Inc.                 Danville            KY      MW       SAIF     NASDAQ     01/04/1995   18.000       14.29
CLAS    Classic Bancshares Inc.          Ashland             KY      MW       SAIF     NASDAQ     12/29/1995   14.453       18.76
CMRN    Cameron Financial Corp           Cameron             MO      MW       SAIF     NASDAQ     04/03/1995   13.875       30.38
CMSB    Commonwealth Bancorp Inc.        Norristown          PA      MA       SAIF     NASDAQ     06/17/1996   15.563      229.10
CNIT    CENIT Bancorp Inc.               Norfolk             VA      SE       SAIF     NASDAQ     08/06/1992   20.250       97.38
CNSB    CNS Bancorp Inc.                 Jefferson City      MO      MW       SAIF     NASDAQ     06/12/1996   12.438       18.06
COFI    Charter One Financial            Cleveland           OH      MW       SAIF     NASDAQ     01/22/1988   31.188    5,158.39
COOP    Cooperative Bankshares Inc.      Wilmington          NC      SE       SAIF     NASDAQ     08/21/1991   11.875       36.17
CRSB    Crusader Holding Corp.           Philadelphia        PA      MA       SAIF     NASDAQ            NA    10.000       38.33
CRZY    Crazy Woman Creek Bancorp        Buffalo             WY      WE       SAIF     NASDAQ     03/29/1996   12.375       11.25
CVAL    Chester Valley Bancorp Inc.      Downingtown         PA      MA       SAIF     NASDAQ     03/27/1987   19.000       70.04
DCBI    Delphos Citizens Bancorp Inc.    Delphos             OH      MW       SAIF     NASDAQ     11/21/1996   16.375       28.75
DCOM    Dime Community BancsharesInc.    Brooklyn            NY      MA       BIF      NASDAQ     06/26/1996   22.688      261.02
DME     Dime Bancorp Inc.                New York            NY      MA       BIF      NYSE       08/19/1986   27.063    3,019.35
DSL     Downey Financial Corp.           Newport Beach       CA      WE       SAIF     NYSE       01/01/1971   20.188      567.91
EBI     Equality Bancorp Inc.            St. Louis           MO      MW       SAIF     AMSE       12/02/1997    9.250       23.31

Source: SNL & F&C calculations         6

FERGUSON & COMPANY                   Exhibit IV - Selected Publicly Held Thrifts
------------------






                                                                               Dep                        Closing      Market
                                                                               Ins                          Price       Value
Ticker  Company's Short Name             City              State   Region   Agency  Exchange   IPO Date       ($)        ($M)
EBSI    Eagle Bancshares                 Tucker            GA      SE      SAIF      NASDAQ    04/01/1986   20.750      115.32
EFBC    Empire Federal Bancorp Inc.      Livingston        MT      WE      SAIF      NASDAQ    01/27/1997   12.750       29.83
EGLB    Eagle BancGroup Inc.             Bloomington       IL      MW      SAIF      NASDAQ    07/01/1996   22.250       24.03
EQSB    Equitable Federal Savings Bank   Wheaton           MD      MA      SAIF      NASDAQ    09/10/1993   17.750       21.82
ESBF    ESB Financial Corp.              Ellwood City      PA      MA      SAIF      NASDAQ    06/13/1990   15.500       81.62
ESBK    Elmira Savings Bank (The)        Elmira            NY      MA      BIF       NASDAQ    03/01/1985   22.750       17.36
FAB     FIRSTFED AMERICA BANCORP INC.    Swansea           MA      NE      SAIF      AMSE      01/15/1997   14.375      101.95
FBBC    First Bell Bancorp Inc.          Pittsburgh        PA      MA      SAIF      NASDAQ    06/29/1995   15.625       95.32
FBCI    Fidelity Bancorp Inc.            Chicago           IL      MW      SAIF      NASDAQ    12/15/1993   23.500       54.60
FBNW    FirstBank Corp.                  Lewiston          ID      WE      SAIF      NASDAQ    07/02/1997   15.438       26.92
FBSI    First Bancshares Inc.            Mountain Grove    MO      MW      SAIF      NASDAQ    12/22/1993   12.500       26.43
FCB     Falmouth Bancorp Inc.            Falmouth          MA      NE      BIF       AMSE      03/28/1996   14.375       19.87
FCME    First Coastal Corp.              Westbrook         ME      NE      BIF       NASDAQ           NA     9.563       13.01
FDEF    First Defiance Financial         Defiance          OH      MW      SAIF      NASDAQ    10/02/1995   11.750       89.01
FED     FirstFed Financial Corp.         Santa Monica      CA      WE      SAIF      NYSE      12/16/1983   15.875      316.76
FESX    First Essex Bancorp Inc.         Andover           MA      NE      BIF       NASDAQ    08/04/1987   17.000      129.40
FFBH    First Federal Bancshares of AR   Harrison          AR      SE      SAIF      NASDAQ    05/03/1996   16.875       77.21
FFBZ    First Federal Bancorp Inc.       Zanesville        OH      MW      SAIF      NASDAQ    07/13/1992    9.875       31.11
FFCH    First Financial Holdings Inc.    Charleston        SC      SE      SAIF      NASDAQ    11/10/1983   18.750      253.31
FFDB    FirstFed Bancorp Inc.            Bessemer          AL      SE      SAIF      NASDAQ    11/19/1991    9.250       22.61
FFDF    FFD Financial Corp.              Dover             OH      MW      SAIF      NASDAQ    04/03/1996   13.000       18.84
FFES    First Federal of EastHartford    East Hartford     CT      NE      SAIF      NASDAQ    06/23/1987   24.750       68.23
FFFD    North Central Bancshares Inc.    Fort Dodge        IA      MW      SAIF      NASDAQ    03/21/1996   16.500       48.91
FFFL    Fidelity Bankshares Inc. (MHC)   West Palm Beach   FL      SE      SAIF      NASDAQ    01/07/1994   18.250      117.94
FFHH    FSF Financial Corp.              Hutchinson        MN      MW      SAIF      NASDAQ    10/07/1994   14.250       42.37
FFHS    First Franklin Corp.             Cincinnati        OH      MW      SAIF      NASDAQ    01/26/1988   13.750       23.44
FFIC    Flushing Financial Corp.         Flushing          NY      MA      BIF       NASDAQ    11/21/1995   13.750      149.86
FFKY    First Federal Financial Corp.    Elizabethtown     KY      MW      SAIF      NASDAQ    07/15/1987   23.375       96.47
FFLC    FFLC Bancorp Inc.                Leesburg          FL      SE      SAIF      NASDAQ    01/04/1994   17.375       63.52
FFSL    First Independence Corp.         Independence      KS      MW      SAIF      NASDAQ    10/08/1993   10.875       12.16
FFSX    First Fed SB of Siouxland (MHC)  Sioux City        IA      MW      SAIF      NASDAQ    07/13/1992   22.625       64.45
FFWC    FFW Corp.                        Wabash            IN      MW      SAIF      NASDAQ    04/05/1993   15.250       21.99
FFYF    FFY Financial Corp.              Youngstown        OH      MW      SAIF      NASDAQ    06/28/1993   18.125      136.39
FGHC    First Georgia Holding Inc.       Brunswick         GA      SE      SAIF      NASDAQ    02/11/1987    7.500       35.99
FISB    First Indiana Corp.              Indianapolis      IN      MW      SAIF      NASDAQ    08/02/1983   19.500      247.71
FKFS    First Keystone Financial         Media             PA      MA      SAIF      NASDAQ    01/26/1995   14.000       31.77
FKKY    Frankfort First Bancorp Inc.     Frankfort         KY      MW      SAIF      NASDAQ    07/10/1995   14.500       22.58
FLAG    FLAG Financial Corp.             LaGrange          GA      SE      SAIF      NASDAQ    12/11/1986   10.500       69.30
FLFC    First Liberty Financial Corp.    Macon             GA      SE      SAIF      NASDAQ    12/06/1983   20.938      285.00
FLGS    Flagstar Bancorp Inc.            Bloomfield Hills  MI      MW      SAIF      NASDAQ           NA    27.875      381.05
FMCO    FMS Financial Corp.              Burlington        NJ      MA      SAIF      NASDAQ    12/14/1988    9.000       65.09
FMSB    First Mutual Savings Bank        Bellevue          WA      WE      BIF       NASDAQ    12/17/1985   13.250       56.25
FNGB    First Northern Capital Corp.     Green Bay         WI      MW      SAIF      NASDAQ    12/29/1983   12.000      105.18
FSBI    Fidelity Bancorp Inc.            Pittsburgh        PA      MA      SAIF      NASDAQ    06/24/1988   17.250       34.23
FSPT    FirstSpartan Financial Corp.     Spartanburg       SC      SE      SAIF      NASDAQ    07/09/1997   30.000      113.64
FTF     Texarkana First FinancialCorp    Texarkana         AR      SE      SAIF      AMSE      07/07/1995   23.000       37.48
FTFC    First Federal Capital Corp.      La Crosse         WI      MW      SAIF      NASDAQ    11/02/1989   14.000      252.16
FTNB    Fulton Bancorp Inc.              Fulton            MO      MW      SAIF      NASDAQ    10/18/1996   15.250       25.22
FTSB    Fort Thomas Financial Corp.      Fort Thomas       KY      MW      SAIF      NASDAQ    06/28/1995   12.000       17.69
FWWB    First Washington Bancorp Inc.    Walla Walla       WA      WE      SAIF      NASDAQ    11/01/1995   19.750      233.19
GAF     GA Financial Inc.                Pittsburgh        PA      MA      SAIF      AMSE      03/26/1996   14.750      101.17
GDW     Golden West Financial            Oakland           CA      WE      SAIF      NYSE      05/29/1959   99.500    5,657.68
GFED    Guaranty Federal Bcshs Inc.      Springfield       MO      MW      SAIF      NASDAQ    12/31/1997   11.375       65.32
GPT     GreenPoint Financial Corp.       New York          NY      MA      BIF       NYSE      01/28/1994   34.625    3,276.99

Source: SNL & F&C calculations         7

FERGUSON & COMPANY                  Exhibit IV - Selected Publicly Held Thrift
------------------

                                                                             Dep                      Closing    Market
                                                                             Ins                        Price     Value
Ticker  Company's Short Name             City             State   Region  Agency  Exchange  IPO Date      ($)      ($M)
GSFC    Green Street Financial Corp.     Fayetteville     NC      SE      SAIF    NASDAQ    04/04/1996   11.750     47.98
GSLA    GS Financial Corp.               Metairie         LA      SW      SAIF    NASDAQ    04/01/1997   11.563     34.08
GTPS    Great American Bancorp           Champaign        IL      MW      SAIF    NASDAQ    06/30/1995   16.000     21.75
GUPB    GFSB Bancorp Inc.                Gallup           NM      SW      SAIF    NASDAQ    06/30/1995   14.375     15.05
HALL    Hallmark Capital Corp.           West Allis       WI      MW      SAIF    NASDAQ    01/03/1994   10.250     29.52
HARL    Harleysville Savings Bank        Harleysville     PA      MA      SAIF    NASDAQ    08/04/1987   18.625     41.68
HARS    Harris Financial Inc. (MHC)      Harrisburg       PA      MA      SAIF    NASDAQ    01/25/1994   12.500    419.80
HAVN    Haven Bancorp Inc.               Westbury         NY      MA      SAIF    NASDAQ    09/23/1993   13.750    121.82
HBFW    Home Bancorp                     Fort Wayne       IN      MW      SAIF    NASDAQ    03/30/1995   27.500     60.09
HBNK    Highland Bancorp Inc.            Burbank          CA      WE      SAIF    NASDAQ           NA    37.188     81.11
HBS     Haywood Bancshares Inc.          Waynesville      NC      SE      SAIF    AMSE      12/18/1987   14.500     18.13
HCBC    High Country Bancorp Inc.        Salida           CO      SW      SAIF    NASDAQ    12/10/1997   13.500     17.85
HCFC    Home City Financial Corp.        Springfield      OH      MW      SAIF    NASDAQ    12/30/1996   16.000     13.75
HFFB    Harrodsburg First Fin Bancorp    Harrodsburg      KY      MW      SAIF    NASDAQ    10/04/1995   13.750     24.25
HFFC    HF Financial Corp.               Sioux Falls      SD      MW      SAIF    NASDAQ    04/08/1992   15.500     73.67
HFSA    Hardin Bancorp Inc.              Hardin           MO      MW      SAIF    NASDAQ    09/29/1995   16.375     12.03
HHFC    Harvest Home Financial Corp.     Cheviot          OH      MW      SAIF    NASDAQ    10/10/1994   15.000     13.13
HIFS    Hingham Instit. for Savings      Hingham          MA      NE      BIF     NASDAQ    12/20/1988   15.625     30.69
HMLK    Hemlock Federal Financial Corp.  Oak Forest       IL      MW      SAIF    NASDAQ    04/02/1997   13.250     23.61
HMNF    HMN Financial Inc.               Spring Valley    MN      MW      SAIF    NASDAQ    06/30/1994   12.875     68.16
HOMF    Home Federal Bancorp             Seymour          IN      MW      SAIF    NASDAQ    01/23/1988   22.875    116.50
HPBC    Home Port Bancorp Inc.           Nantucket        MA      NE      BIF     NASDAQ    08/25/1988   23.875     43.98
HRBF    Harbor Federal Bancorp Inc.      Baltimore        MD      MA      SAIF    NASDAQ    08/12/1994   17.500     31.44
HRZB    Horizon Financial Corp.          Bellingham       WA      WE      BIF     NASDAQ    08/01/1986   13.625    102.14
HTHR    Hawthorne Financial Corp.        El Segundo       CA      WE      SAIF    NASDAQ           NA    14.750     76.63
HWEN    Home Financial Bancorp           Spencer          IN      MW      SAIF    NASDAQ    07/02/1996    8.000      7.12
HZFS    Horizon Financial Svcs Corp.     Oskaloosa        IA      MW      SAIF    NASDAQ    06/30/1994   11.000      9.68
IFSB    Independence Federal Svgs Bank   Washington       DC      MA      SAIF    NASDAQ    06/06/1985   12.500     16.01
INBI    Industrial Bancorp Inc.          Bellevue         OH      MW      SAIF    NASDAQ    08/01/1995   19.625     94.81
IPSW    Ipswich Savings Bank             Ipswich          MA      NE      BIF     NASDAQ    05/26/1993    9.875     23.62
ITLA    ITLA Capital Corp.               La Jolla         CA      WE      BIF     NASDAQ    10/24/1995   15.250    109.29
IWBK    InterWest Bancorp Inc.           Oak Harbor       WA      WE      SAIF    NASDAQ           NA    23.313    365.41
JSB     JSB Financial Inc.               Lynbrook         NY      MA      BIF     NYSE      06/27/1990   55.438    526.98
JSBA    Jefferson Savings Bancorp Inc.   Ballwin          MO      MW      SAIF    NASDAQ    04/08/1993   13.313    133.63
JXSB    Jacksonville Savings Bk (MHC)    Jacksonville     IL      MW      SAIF    NASDAQ    04/21/1995   11.000     20.99
JXVL    Jacksonville Bancorp Inc.        Jacksonville     TX      SW      SAIF    NASDAQ    04/01/1996   15.500     36.29
KFBI    Klamath First Bancorp            Klamath Falls    OR      WE      SAIF    NASDAQ    10/05/1995   16.000    142.40
KNK     Kankakee Bancorp Inc.            Kankakee         IL      MW      SAIF    AMSE      01/06/1993   22.625     30.94
KSBK    KSB Bancorp Inc.                 Kingfield        ME      NE      BIF     NASDAQ    06/24/1993   13.250     16.82
KYF     Kentucky First Bancorp Inc.      Cynthiana        KY      MW      SAIF    AMSE      08/29/1995   12.750     15.31
LARK    Landmark Bancshares Inc.         Dodge City       KS      MW      SAIF    NASDAQ    03/28/1994   22.500     27.71
LARL    Laurel Capital Group Inc.        Allison Park     PA      MA      SAIF    NASDAQ    02/20/1987   16.000     35.01
LFCO    Life Financial Corp.             Riverside        CA      WE      SAIF    NASDAQ           NA     3.750     24.61
LFED    Leeds Federal Bankshares (MHC)   Baltimore        MD      MA      SAIF    NASDAQ    05/02/1994   12.875     65.23
LO      Local Financial Corp.            Oklahoma City    OK      SW      SAIF    AMSE             NA    10.063    206.66
LOGN    Logansport Financial Corp.       Logansport       IN      MW      SAIF    NASDAQ    06/14/1995   13.500     16.18
LSBI    LSB Financial Corp.              Lafayette        IN      MW      BIF     NASDAQ    02/03/1995   28.000     25.69
LSBX    Lawrence Savings Bank            North Andover    MA      NE      BIF     NASDAQ    05/02/1986   10.750     46.57
LXMO    Lexington B&L Financial Corp.    Lexington        MO      MW      SAIF    NASDAQ    06/06/1996   10.375     10.46
MAFB    MAF Bancorp Inc.                 Clarendon Hills  IL      MW      SAIF    NASDAQ    01/12/1990   22.438    560.27
MARN    Marion Capital Holdings          Marion           IN      MW      SAIF    NASDAQ    03/18/1993   21.063     31.31
MASB    MASSBANK Corp.                   Reading          MA      NE      BIF     NASDAQ    05/28/1986   38.000    132.97
MBFC    MegaBank Financial Corp.         Englewood        CO      SW      SAIF    NASDAQ           NA     9.188     69.89
MBLF    MBLA Financial Corp.             Macon            MO      MW      SAIF    NASDAQ    06/24/1993   18.813     23.46


Source: SNL & F&C calculations                   8

FERGUSON & COMPANY    Exhibit IV - Selected Publicly Held Thrifts
------------------



                                                                              Dep                           Closing    Market
                                                                              Ins                            Price     Value
Ticker  Company's Short Name             City              State   Region   Agency   Exchange   IPO Date     ($)        ($M)
MCBN    Mid-Coast Bancorp Inc.            Waldoboro          ME     NE       SAIF    NASDAQ    11/02/1989    7.500       5.36
MDBK    Medford Bancorp Inc.              Medford            MA     NE       BIF     NASDAQ    03/18/1986   17.500     152.42
MECH    MECH Financial Inc.               Hartford           CT     NE       BIF     NASDAQ    06/26/1996   30.375     160.92
METF    Metropolitan Financial Corp.      Mayfield Heights   OH     MW       SAIF    NASDAQ            NA    9.875      76.59
MFBC    MFB Corp.                         Mishawaka          IN     MW       SAIF    NASDAQ    03/25/1994   22.375      32.76
MFFC    Milton Federal Financial Corp.    West Milton        OH     MW       SAIF    NASDAQ    10/07/1994   14.250      31.34
MFLR    Mayflower Co-operative Bank       Middleboro         MA     NE       BIF     NASDAQ    12/23/1987   20.250      18.23
MONT    Montgomery Financial Corp.        Crawfordsville     IN     MW       SAIF    NASDAQ    07/01/1997    9.500      15.10
MRKF    Market Financial Corp.            Mount Healthy      OH     MW       SAIF    NASDAQ    03/27/1997    8.375      10.81
MSBF    MSB Financial Inc.                Marshall           MI     MW       SAIF    NASDAQ    02/06/1995   13.250      17.35
MSBK    Mutual Savings Bank FSB           Bay City           MI     MW       SAIF    NASDAQ    07/17/1992   10.000      42.90
MTXC    Matrix Bancorp Inc.               Denver             CO     SW       SAIF    NASDAQ            NA   14.250      95.82
MWBX    MetroWest Bank                    Framingham         MA     NE       BIF     NASDAQ    10/10/1986    5.875      83.76
NBN     Northeast Bancorp                 Auburn             ME     NE       BIF       AMSE    08/19/1987   10.125      28.00
NBSI    North Bancshares Inc.             Chicago            IL     MW       SAIF    NASDAQ    12/21/1993   12.000      15.13
NEIB    Northeast Indiana Bancorp         Huntington         IN     MW       SAIF    NASDAQ    06/28/1995   15.375      25.71
NHTB    New Hampshire Thrift Bncshrs      Newport            NH     NE       SAIF    NASDAQ    05/22/1986   14.750      31.04
NMSB    NewMil Bancorp Inc.               New Milford        CT     NE       BIF     NASDAQ    02/01/1986   11.813      45.30
NSLB    NS&L Bancorp Inc.                 Neosho             MO     MW       SAIF    NASDAQ    06/08/1995   14.000       8.62
NTMG    Nutmeg Federal S&LA               Danbury            CT     NE       SAIF    NASDAQ            NA    9.625      12.86
NWSB    Northwest Bancorp Inc. (MHC)      Warren             PA     MA       SAIF    NASDAQ    11/07/1994   10.000     473.49
OCFC    Ocean Financial Corp.             Toms River         NJ     MA       SAIF    NASDAQ    07/03/1996   15.000     219.41
OCN     Ocwen Financial Corp.             West Palm Beach    FL     SE       SAIF      NYSE            NA    8.688     528.20
OFCP    Ottawa Financial Corp.            Holland            MI     MW       SAIF    NASDAQ    08/19/1994   23.000     129.12
OHSL    OHSL Financial Corp.              Cincinnati         OH     MW       SAIF    NASDAQ    02/10/1993   14.000      34.53
OTFC    Oregon Trail Financial Corp.      Baker City         OR     WE       SAIF    NASDAQ    10/06/1997   13.000      52.76
PBCI    Pamrapo Bancorp Inc.              Bayonne            NJ     MA       SAIF    NASDAQ    11/14/1989   23.250      66.10
PBCT    People's Bank (MHC)               Bridgeport         CT     NE       BIF     NASDAQ    07/06/1988   29.188   1,859.72
PBHC    Pathfinder Bancorp Inc. (MHC)     Oswego             NY     MA       BIF     NASDAQ    11/16/1995   10.750      29.43
PBKB    People's Bancshares Inc.          New Bedford        MA     NE       BIF     NASDAQ    10/30/1986   20.500      68.06
PBOC    PBOC Holdings Inc.                Los Angeles        CA     WE       SAIF    NASDAQ            NA    9.375     197.26
PCBC    Perry County Financial Corp.      Perryville         MO     MW       SAIF    NASDAQ    02/13/1995   21.500      17.42
PDB     Piedmont Bancorp Inc.             Hillsborough       NC     SE       SAIF      AMSE    12/08/1995    9.063      23.61
PEDE    Great Pee Dee Bancorp             Cheraw             SC     SE       SAIF    NASDAQ    12/31/1997   13.000      28.79
PEEK    Peekskill Financial Corp.         Peekskill          NY     MA       SAIF    NASDAQ    12/29/1995   13.750      28.08
PERM    Permanent Bancorp Inc.            Evansville         IN     MW       SAIF    NASDAQ    04/04/1994   11.250      43.57
PFDC    Peoples Bancorp                   Auburn             IN     MW       SAIF    NASDAQ    07/07/1987   19.875      64.82
PFED    Park Bancorp Inc.                 Chicago            IL     MW       SAIF    NASDAQ    08/12/1996   14.188      31.03
PFFB    PFF Bancorp Inc.                  Pomona             CA     WE       SAIF    NASDAQ    03/29/1996   17.563     271.22
PFFC    Peoples Financial Corp.           Massillon          OH     MW       SAIF    NASDAQ    09/13/1996    9.438      12.12
PFNC    Progress Financial Corp.          Blue Bell          PA     MA       SAIF    NASDAQ    07/18/1983   15.875      80.74
PFSB    PennFed Financial Services Inc    West Orange        NJ     MA       SAIF    NASDAQ    07/15/1994   15.438     135.75
PHBK    Peoples Heritage Finl Group       Portland           ME     NE       BIF     NASDAQ    12/04/1986   18.813   1,646.96
PHFC    Pittsburgh Home Financial Corp    Pittsburgh         PA     MA       SAIF    NASDAQ    04/01/1996   13.875      24.67
PHSB    PHS Bancorp Inc. (MHC)            Beaver Falls       PA     MA       SAIF    NASDAQ    07/10/1997   11.563      31.91
PLSK    Pulaski Savings Bank (MHC)        Springfield        NJ     MA       SAIF    NASDAQ    04/03/1997   10.000      21.08
PRBC    Prestige Bancorp Inc.             Pleasant Hills     PA     MA       SAIF    NASDAQ    06/27/1996   13.188      13.15
PROV    Provident Financial Holdings      Riverside          CA     WE       SAIF    NASDAQ    06/28/1996   16.250      75.05
PSFC    Peoples-Sidney Financial Corp.    Sidney             OH     MW       SAIF    NASDAQ    04/28/1997   12.500      21.20
PSFI    PS Financial Inc.                 Chicago            IL     MW       SAIF    NASDAQ    11/27/1996    9.750      17.14
PTRS    Potters Financial Corp.           East Liverpool     OH     MW       SAIF    NASDAQ    12/31/1993   12.750      13.09
PVFC    PVF Capital Corp.                 Bedford Heights    OH     MW       SAIF    NASDAQ    12/30/1992   14.000      55.87
PVSA    Parkvale Financial Corp.          Monroeville        PA     MA       SAIF    NASDAQ    07/16/1987   21.000     132.63
QCBC    Quaker City Bancorp Inc.          Whittier           CA     WE       SAIF    NASDAQ    12/30/1993   15.000      84.60


Source:SNL & F&C calculations          9

                                                                        Dep                     Closing        Market
                                                                        Ins                      Price          Value
Ticker  Company's Short Name          City          State   Region   Agency Exchange   IPO Date    ($)           ($M)
QCFB    QCF Bancorp Inc.               Virginia       MN      MW      SAIF    NASDAQ    04/03/1995 25.250         29.05
QCSB    Queens County Bancorp Inc.     Flushing       NY      MA      BIF     NASDAQ    11/23/1993 29.875        634.87
RELY    Reliance Bancorp Inc.          Garden City    NY      MA      SAIF    NASDAQ    03/31/1994 30.750        267.76
RIVR    River Valley Bancorp           Madison        IN      MW      SAIF    NASDAQ    12/20/1996 14.000         16.43
RSLN    Roslyn Bancorp Inc.            Roslyn         NY      MA      BIF     NASDAQ    01/13/1997 17.813        737.44
RVSB    Riverview Bancorp Inc.         Camas          WA      WE      SAIF    NASDAQ    10/01/1997 12.875         77.42
SCBS    Southern Community Bancshares  Cullman        AL      SE      SAIF    NASDAQ    12/23/1996 11.250         12.16
SCCB    S. Carolina Community Bancshrs Winnsboro      SC      SE      SAIF    NASDAQ    07/07/1994 15.000          8.68
SFED    SFS Bancorp Inc.               Schenectady    NY      MA      SAIF    NASDAQ    06/30/1995 18.438         22.28
SFFC    StateFed Financial Corp.       Des Moines     IA      MW      SAIF    NASDAQ    01/05/1994 10.375         16.03
SFIN    Statewide Financial Corp.      Jersey City    NJ      MA      SAIF    NASDAQ    10/02/1995 17.250         73.10
SGVB    SGV Bancorp Inc.               West Covina    CA      WE      SAIF    NASDAQ    06/29/1995 11.250         24.54
SIB     Staten Island Bancorp Inc.     Staten Island  NY      MA      BIF     NYSE      12/22/1997 17.688        773.03
SKBO    Skibo Financial Corp. (MHC)    Carnegie       PA      MA      SAIF    NASDAQ    04/04/1997  8.000         27.56
SMBC    Southern Missouri Bancorp Inc. Poplar Bluff   MO      MW      SAIF    NASDAQ    04/13/1994 14.438         19.39
SOBI    Sobieski Bancorp Inc.          South Bend     IN      MW      SAIF    NASDAQ    03/31/1995 14.688         10.72
SOPN    First Savings Bancorp Inc.     Southern Pines NC      SE      SAIF    NASDAQ    01/06/1994 21.750         79.06
SPBC    St. Paul Bancorp Inc.          Chicago        IL      MW      SAIF    NASDAQ    05/18/1987 21.500        875.58
SRN     Southern Banc Co.              Gadsden        AL      SE      SAIF    AMSE      10/05/1995 12.125         14.22
SSFC    South Street Financial Corp.   Albemarle      NC      SE      SAIF    NASDAQ    10/03/1996  7.563         31.83
SSM     Stone Street Bancorp Inc.      Mocksville     NC      SE      SAIF    AMSE      04/01/1996 14.375         24.70
STFR    St. Francis Capital Corp.      Brookfield     WI      MW      SAIF    NASDAQ    06/21/1993 38.625        192.24
STSA    Sterling Financial Corp.       Spokane        WA      WE      SAIF    NASDAQ           NA  17.375        139.97
SVRN    Sovereign Bancorp Inc.         Wyomissing     PA      MA      SAIF    NASDAQ    08/12/1986 13.125      2,153.39
THR     Three Rivers Financial Corp.   Three Rivers   MI      MW      SAIF    AMSE      08/24/1995 13.250         10.50
THRD    TF Financial Corp.             Newtown        PA      MA      SAIF    NASDAQ    07/13/1994 18.125         57.03
TRIC    Tri-County Bancorp Inc.        Torrington     WY      WE      SAIF    NASDAQ    09/30/1993 10.500          9.23
TSH     Teche Holding Co.              Franklin       LA      SW      SAIF    AMSE      04/19/1995 14.375         42.51
TWIN    Twin City Bancorp              Bristol        TN      SE      SAIF    NASDAQ    01/04/1995 13.938         16.99
UCBC    Union Community Bancorp        Crawfordsville IN      MW      SAIF    NASDAQ    12/29/1997 12.000         34.68
UFBS    Union Financial Bcshs Inc.     Union          SC      SE      SAIF    NASDAQ           NA  12.000         16.15
UPFC    United PanAm Financial Corp.   San Mateo      CA      WE      SAIF    NASDAQ           NA   3.813         64.49
USAB    USABancshares Inc.             Philadelphia   PA      MA      BIF     NASDAQ           NA   8.500         17.06
WAYN    Wayne Savings Bancshares (MHC) Wooster        OH      MW      SAIF    NASDAQ    06/25/1993 15.750         39.16
WBST    Webster Financial Corp.        Waterbury      CT      NE      SAIF    NASDAQ    12/12/1986 30.000      1,119.80
WCFB    Webster City Federal SB (MHC)  Webster City   IA      MW      SAIF    NASDAQ    08/15/1994 15.500         32.80
WEFC    Wells Financial Corp.          Wells          MN      MW      SAIF    NASDAQ    04/11/1995 16.125         26.64
WEHO    Westwood Homestead Fin. Corp.  Cincinnati     OH      MW      SAIF    NASDAQ    09/30/1996 10.125         23.58
WFI     Winton Financial Corp.         Cincinnati     OH      MW      SAIF    AMSE      08/04/1988 13.875         55.71
WFSL    Washington Federal Inc.        Seattle        WA      WE      SAIF    NASDAQ    11/17/1982 22.125      1,237.73
WHGB    WHG Bancshares Corp.           Lutherville    MD      MA      SAIF    NASDAQ    04/01/1996 11.500         15.91
WM      Washington Mutual Inc.         Seattle        WA      WE      BIF     NYSE      03/11/1983 44.813     26,592.12
WRNB    Warren Bancorp Inc.            Peabody        MA      NE      BIF     NASDAQ    07/09/1986  8.875         68.52
WSB     Washington Savings Bank, FSB   Bowie          MD      MA      SAIF    AMSE             NA   3.875         17.14
WSFS    WSFS Financial Corp.           Wilmington     DE      MA      BIF     NASDAQ    11/26/1986 15.750        180.17
WSTR    WesterFed Financial Corp.      Missoula       MT      WE      SAIF    NASDAQ    01/10/1994 17.688         79.80
WVFC    WVS Financial Corp.            Pittsburgh     PA      MA      SAIF    NASDAQ    11/29/1993 15.063         50.70
YFCB    Yonkers Financial Corp.        Yonkers        NY      MA      SAIF    NASDAQ    04/18/1996 14.875         40.55
YFED    York Financial Corp.           York           PA      MA      SAIF    NASDAQ    02/01/1984 14.438        140.06

Maximum                                                                                            99.500     26,592.12
Minimum                                                                                             3,750          5.36
Average                                                                                            16.437        298.78
Median                                                                                             14.563         41.68

Source: SNL & F&C calculations                   10

FERGUSON & COMPANY       Exhibit IV - Selected Publicly Held Thrifts
------------------


                                                                             T Common             ROAA    ROAE
         Price/            Price/           Current                 Common   Equity/             Before  Before
            LTM   Price/  Tangible  Price/  Dividend                Equity/  T Assets  Core EPS  Extra   Extra
        Core EPS   Book      Book   Assets    Yield   Total Assets  Assets       MRQ       LTM     LTM     LTM    Merger
Ticker      (x)     (%)       (%)     (%)       (%)         ($000)    (%)        (%)        ($)    (%)      (%)   Target
AABC        31.3    89.5      89.5     7.1      2.91       118,463      8.0       8.0      0.22    0.26    3.12     No
ABBK        16.8   148.0     161.6     8.3      1.37       591,151      5.6       5.1      0.87    0.79   12.68     No
ABCL        13.9   123.3     124.2    11.6      2.80     1,982,496      9.4       9.3      1.44    0.76    8.32     No
ABCW        13.2   216.0     218.9    13.9      1.22     2,123,461      6.4       6.3      1.25    1.14   17.66     No
AFBC        14.9    78.3      78.3     9.8      2.75       121,944     12.6      12.6      0.78    0.65    4.86     No
AHCI        26.0   108.4     108.4    11.8      1.76       554,254     10.8      10.8      0.61    0.34    3.04     No
ALBC        20.7   114.3     114.3     9.6      1.23        76,470      8.4       8.4      0.47    0.49    5.76     No
ALLB        18.8   127.9     127.9    13.5      3.10       281,949     10.6      10.6      0.62    0.74    6.90     No
AMFC        17.9    89.2      89.2    10.2      2.33       116,913     11.5      11.5      0.77    0.19    1.45     No
ANA         15.1   104.3     104.3    14.2      2.44       289,187     13.7      13.7      1.20    0.97    6.28     No
ANDB        11.9   161.5     161.5    13.9      2.80     1,410,247      8.6       8.6      2.53    1.27   15.64     No
ANE         14.3   127.5     129.3     8.2      1.98       283,581      6.4       6.3      0.71    0.96   13.83     No
ASBI        15.5   125.7     131.6    14.3      3.72       398,667     11.4      10.9      1.04    0.97    8.33     No
ASBP        17.4   123.7     123.7    15.8      3.48       120,776     12.7      12.7      0.66    0.93    6.83     No
ASFC        16.9   194.6     235.6    13.4      1.91    20,587,741      6.9       5.7      2.97    0.30    3.74     No
BDJI        11.8    88.3      88.3     9.0       -         129,488     10.2      10.2      1.00    0.69    6.59     No
BFD         13.1   111.3     115.2     8.4      2.13     1,139,123      7.2       7.0      1.43    0.72    9.33     No
BFSB        13.3   130.2     130.2    17.6      2.61       159,563     13.6      13.6      0.92    1.38   10.18     No
BKC         10.2   157.1     161.6    14.8      3.98       669,976      9.4       9.2      2.07    1.64   18.98     No
BKCT        15.3   156.9     156.9    15.0      3.67       521,376      9.6       9.6      1.00    1.29   13.07     No
BKUNA       23.9    66.4      79.7     3.3       -       3,832,377      5.0       4.2      0.29    0.17    3.24     No
BNKU        11.0   184.1     200.7     8.8      1.55    14,823,561      4.8       4.4      3.73    0.91   18.21     No
BVCC        13.6    97.7     151.5     6.6      2.07     5,596,232      6.8       4.5      1.42    0.41    5.87     No
CAFI        11.7   132.6     140.6    12.5      2.95       637,135      9.4       9.0      1.25    1.16   12.13     No
CASB        17.5   185.2     185.2    12.7       -         489,807      6.9       6.9      0.82    0.90   12.86     No
CASH        15.3    89.8     100.4     7.9      3.50       473,485      8.8       7.9      0.97    0.64    6.34     No
CATB        15.7    94.4      94.4    19.9      2.51       323,793     21.0      21.0      0.94    1.28    5.72     No
CBES        14.6    81.6      81.6     9.0      3.73       149,223     11.0      11.0      1.03    0.73    5.58     No
CBK         18.4    95.8      95.8    12.0       -         287,274     12.5      12.5      0.84    0.72    5.44     No
CBSA         7.9   113.4     155.8     4.2      1.80     2,982,161      3.8       2.8      2.26    0.55   14.96     No
CEBK        15.7    92.8     101.2     9.5      1.78       371,324     10.3       9.5      1.15    0.78    7.91     No
CENB        17.0    90.5      90.5    17.9      4.95        95,129     19.8      19.8      0.81    0.94    4.54     No
CFB         12.5   147.1     184.2    11.5      1.14    12,076,377      7.8       6.3      1.83    0.75    9.58     No
CFCP        16.7   263.6     263.6    15.5      1.70       666,086      5.9       5.9      0.99    1.15   19.32     No
CFFC        20.8   105.6     106.0    14.7      2.91       192,509     13.9      13.9      0.53    1.04    7.49     No
CFNC        13.4    90.6      90.6    12.3      3.20       116,534     13.6      13.6      0.56    0.76    4.46     No
CFTP        27.7    86.3      86.3    17.9      2.62       288,260     20.7      20.7      0.47    1.21    5.45     No
CIBI        15.4   130.3     130.3    11.4      2.23       114,876      8.8       8.8      0.70    0.82    8.25     No
CKFB        21.2   103.0     103.0    21.8      3.00        65,580     21.2      21.2      0.85    1.21    5.60     No
CLAS        21.3    89.8     103.8    13.3      2.21       141,648     14.8      13.0      0.68    0.63    4.23     No
CMRN        14.5    74.3      74.3    13.8      2.02       220,939     18.5      18.5      0.96    1.02    5.06     No
CMSB        17.9   119.3     150.4    10.2      2.06     2,257,499      8.5       6.9      0.87    0.47    5.39     No
CNIT        15.8   188.0     203.1    15.9      2.96       623,547      8.1       7.5      1.28    0.92   12.39     No
CNSB        23.0    83.1      83.1    18.9      2.41        95,401     22.8      22.8      0.54    0.88    3.69     No
COFI        13.9   275.0     301.0    21.1      1.80    24,467,255      7.7       7.1      2.25    1.14   14.77     No
COOP        16.1   114.4     114.4     9.3       -         389,773      8.1       8.1      0.74    0.62    7.49     No
CRSB         7.8   152.4     160.0    14.9       -         256,936      9.8       9.4      1.28    1.93   19.13     No
CRZY        15.5    79.1      79.1    18.0      3.23        62,701     22.7      22.7      0.80    1.14    4.92     No
CVAL        20.0   206.1     206.1    17.0      1.68       410,494      8.3       8.3      0.95    1.04   12.15     No
DCBI        16.7   108.7     108.7    23.9      1.47       120,543     22.0      22.0      0.98    1.49    6.12     No
DCOM        17.5   147.1     168.8    14.3      2.47     1,829,675      9.7       8.6      1.30    0.99    8.80     No
DME         13.7   217.9     261.5    13.5      0.74    22,320,850      6.2       5.2      1.97    1.13   18.15     No
DSL         10.9   118.2       NA      9.1      1.59     6,270,419      7.7       NA       1.86    0.98   12.71     No
EBI         18.9    89.6      89.6     8.1      2.59       289,111      9.0       9.0      0.49    0.44    4.56     No

Source: SNL & F&C calculations        11

FURGUSON  & COMPANY   Exhibit IV - Selected Publicly Held Thrifts
-------------------




                                                                              T Common                ROAA       ROAE
           Price/            Price/           Current                 Common   Equity/              Before     Before
             LTM   Price/  Tangible  Price/  Dividend                Equity/  T Assets   Core EPS    Extra      Extra
        Core EPS    Book      Book   Assets     Yield   Total Assets  Assets       MRQ        LTM      LTM        LTM     Merger
Ticker       (x)     (%)       (%)      (%)       (%)      ($000)        (%)       (%)        ($)       (%)       (%)
EBSI        12.7   157.0     157.0     8.6      3.08     1,367,209      5.5       5.5        1.63    0.88       13.30      No
EFBC        18.0    79.7      79.7    28.4      3.14       105,199     35.6      35.6        0.71    1.20        3.28      No
EGLB        27.8   122.0     122.0    13.3      1.80       180,101     10.9      10.9        0.80    0.51        4.44      No
EQSB        11.6   109.0     109.0     5.7      -          383,861      5.2       5.2        1.53    0.91       17.47      No
ESBF        14.9   133.6     150.5     8.4      2.32       972,438      6.3       5.6        1.04    0.63        9.10      No
ESBK        13.5   113.4     113.4     7.1      2.68       244,644      6.2       6.2        1.69    0.56        9.04      No
FAB         15.1    91.0      91.0     7.5      1.39     1,438,152      7.4       7.4        0.95    0.55        5.96      No
FBBC        11.6   129.0     129.0    12.4      2.56       767,606      9.6       9.6        1.35    1.09       10.36      No
FBCI        17.4   125.7     125.9    10.1      1.87       540,679      8.0       8.0        1.35    0.74        7.24      No
FBNW        13.8    94.4      94.4    13.2      2.33       203,615     13.8      13.8        1.12    1.06        6.84      No
FBSI        15.8   109.6     114.1    15.2      0.96       176,251     13.9      13.4        0.79    0.98        7.05      No
FCB         27.6    85.5      85.5    17.5      1.95       113,766     19.6      19.6        0.52    0.93        4.38      No
FCME         8.0    79.8      79.8     6.8      -          191,413      8.5       8.5        1.20    0.93       10.05      No
FDEF        29.4    95.0     110.7    11.3      3.40       785,399     11.9      10.4        0.40    0.45        2.99      No
FED          9.9   130.6     131.2     9.1      -        3,677,128      7.0       7.0        1.60    0.88       14.40      No
FESX        12.7   133.3     178.0    10.4      3.76     1,248,014      7.8       5.9        1.34    0.90       11.73      No
FFBH        13.4    95.8      95.8    13.1      1.90       599,945     13.7      13.7        1.26    1.03        6.97      No
FFBZ        26.0   185.6     185.6    14.2      1.62       219,699      7.6       7.6        0.38    0.63        8.19      No
FFCH        14.8   205.4     205.4    13.4      2.56     1,892,804      6.5       6.5        1.27    0.95       14.65      No
FFDB        14.7   124.7     134.6    12.5      3.03       181,434     10.0       9.3        0.63    0.86        8.77      No
FFDF        32.5   115.5     115.5    17.5      2.31       107,472     15.2      15.2        0.40    0.86        4.58      No
FFES        12.4    93.5      93.5     6.9      2.91       989,030      7.4       7.4        2.00    0.52        7.30      No
FFFD        12.5   103.0     118.5    15.3      2.42       334,718     14.9      13.2        1.32    1.44        8.73      No
FFFL        17.7   136.0     139.7     8.3      5.48     1,498,442      6.1       5.9        1.03    0.60        8.93      No
FFHH        13.0    88.7      95.1     9.8      3.51       433,567     10.1       9.4        1.10    0.75        7.17      No
FFHS        14.3   111.9     112.2     9.8      2.18       240,315      8.7       8.7        0.96    0.78        8.62      No
FFIC        12.9   113.5     117.9    13.1      2.33     1,142,055     11.6      11.2        1.07    0.92        7.51      No
FFKY        15.9   170.6     213.3    20.1      2.57       478,938     11.8       9.7        1.47    1.42       11.29      No
FFLC        15.0   119.3     119.3    13.7      2.53       463,820     11.5      11.5        1.16    1.05        8.37      No
FFSL        11.1    85.0      85.0     8.3      3.22       126,695      9.7       9.7        0.98    0.78        8.17      No
FFSX        18.1   146.2     178.6    11.8      2.12       547,863      8.0       6.7        1.25    0.79        9.96      No
FFWC        12.1   111.1     119.8    10.3      2.75       214,329      9.2       8.6        1.26    0.96       10.21      No
FFYF        18.0   170.4     170.4    20.9      1.24       672,755     12.3      12.3        1.01    1.20        9.35      No
FGHC        17.9   222.6     235.9    18.3      1.60       196,993      8.2       7.8        0.42    1.14       14.14      No
FISB        13.9   149.2     150.7    13.8      2.67     1,795,990      9.2       9.2        1.40    1.12       11.96      No
FKFS        11.0   122.9     122.9     7.4      1.71       427,075      6.1       6.1        1.27    0.70       10.89      No
FKKY        14.5   102.7     102.7    16.5      6.07       136,812     16.1      16.1        1.00    1.22        7.03      No
FLAG        15.0   137.3     137.3    12.0      2.29       453,648      8.8       8.8        0.70    0.68        7.72      No
FLFC        16.4   227.6     248.7    17.9      1.81     1,588,043      7.9       7.2        1.28    1.08       13.99      No
FLGS        11.4   250.5     256.4    12.3      1.15     3,092,515      4.9       4.8        2.44    1.37       25.26      No
FMCO        12.7   153.1     153.9     9.7      1.33       667,423      6.4       6.3        0.71    0.81       13.18      No
FMSB        14.7   162.4     162.4    11.5      1.51       489,230      7.1       7.1        0.90    1.11       15.95      No
FNGB        16.0   138.3     138.3    14.6      3.33       719,713     10.6      10.6        0.75    0.98        9.08      No
FSBI        12.1   116.6     116.6     7.8      2.09       438,182      6.7       6.7        1.43    0.73       10.50      No
FSPT        16.8   105.3     105.3    21.4      2.67       530,830     20.3      20.3        1.79    1.36        5.64      No
FTF         11.4   139.2     139.2    19.6      2.78       191,301     14.1      14.1        2.01    1.78       12.12      No
FTFC        14.6   209.6     235.3    14.4      2.00     1,786,504      6.9       6.2        0.96    1.19       16.59      No
FTNB        23.1   100.1     100.1    21.7      1.97       116,522     21.7      21.7        0.66    0.96        4.20      No
FTSB        18.5   136.2     136.2    16.8      2.08       105,430     12.3      12.3        0.65    0.96        6.60      No
FWWB        14.5   122.0     146.4    15.2      1.82     1,469,457     11.6       9.9        1.36    1.12        8.93      No
GAF         13.4    95.1      95.9    12.6      4.34       823,322     13.3      13.2        1.10    1.01        7.74      No
GDW         12.5   181.1     181.1    14.7      0.56    38,468,729      8.1       8.1        7.96    1.14       15.37      No
GFED        20.0    95.8      95.8    23.3      2.81       288,438     23.0      23.0        0.57    1.28        5.29      No
GPT         17.6   161.0     369.9    23.5      2.54    13,970,344     12.9       6.0        1.97    1.13       10.11      No


Source: SNL & F&C calculations                   12

FERGUSON & COMPANY    Exhibit IV - Selected Publicly Held Thrifts
------------------


                                                                             T Common               ROAA    ROAE
          Price/            Price/            Current                 Common   Equity/            Before  Before
             LTM  Price/  Tangible   Price/  Dividend                Equity/  T Assets  Core EPS   Extra   Extra
        Core EPS    Book      Book   Assets     Yield   Total Assets  Assets       MRQ       LTM     LTM     LTM  Merger
Ticker       (x)     (%)       (%)      (%)       (%)         ($000)     (%)        (%)       ($)     (%)     (%) Target
GSFC        16.8    79.2      79.2    27.9      4.09       171,721     35.3      35.3      0.70    1.58    4.48     No
GSLA        26.3    70.3      70.3    21.6      2.42       157,534     30.8      30.8      0.44    0.97    2.12     No
GTPS        28.1    94.0      94.0    13.9      2.75       157,066     14.7      14.7      0.57    0.57    3.30     No
GUPB        17.5   115.3     115.3    11.3      2.09       133,770      9.8       9.8      0.82    0.72    6.36     No
HALL        10.3    82.1      82.1     6.1      -          481,457      7.2       7.2      1.00    0.67    8.87     No
HARL        12.4   156.3     156.3     9.9      1.93       420,394      6.3       6.3      1.50    0.88   13.63     No
HARS        26.0   221.2     228.1    16.8      1.92     2,496,469      7.6       7.4      0.48    0.82   10.33     No
HAVN        15.6   101.6     107.2     5.1      2.18     2,395,523      5.0       4.8      0.88    0.37    6.92     No
HBFW        20.2   150.3     150.3    15.7      1.16       382,356     10.5      10.5      1.36    0.83    7.18     No
HBNK        11.1   186.7     186.7    13.4      1.34       604,803      7.2       7.2      3.35    1.50   19.72     No
HBS         10.6    84.8      87.7    12.1      4.41       149,542     14.3      13.9      1.37    0.08    0.53     No
HCBC        20.8    99.1      99.1    16.3      2.96       109,877     16.4      16.4      0.65    0.83    4.49     No
HCFC        15.4   126.5     126.5    16.1      2.50        85,355     12.7      12.7      1.04    1.21    7.65     No
HFFB        17.2    82.5      82.5    22.7      2.91       110,688     25.5      25.5      0.80    1.32    5.00     No
HFFC        12.9   121.0     121.0    10.7      2.32       602,601      8.8       8.8      1.20    0.98   10.03     No
HFSA        17.2    97.6      97.6     9.3      3.91       130,113      9.5       9.5      0.95    0.84    8.07     No
HHFC        25.9   127.2     127.2    13.7      2.93        95,752     10.8      10.8      0.58    0.59    5.42     No
HIFS        10.6   129.7     129.7    11.8      2.56       260,076      9.1       9.1      1.47    1.26   13.18     No
HMLK        14.9    86.8      86.8    11.6      2.72       204,424     13.3      13.3      0.89    0.80    5.33     No
HMNF        14.2    99.6     108.5     9.8      2.49       694,658      9.9       9.1      0.91    0.57    5.38     No
HOMF        11.7   167.5     171.5    15.7      1.92       738,378      9.4       9.2      1.95    1.46   15.70     No
HPBC        11.3   183.0     183.0    16.0      3.35       275,570      8.7       8.7      2.12    1.42   15.63     No
HRBF        17.0   108.3     108.3    13.8      2.97       227,562     12.8      12.8      1.03    0.79    6.25     No
HRZB        12.4   114.9     114.9    17.4      3.23       587,631     15.1      15.1      1.10    1.54    9.99     No
HTHR         6.0    96.9      96.9     5.5      -        1,395,064      5.7       5.7      2.48    1.10   21.53     No
HWEN        25.0    99.1      99.1    13.8      1.50        51,561     14.0      14.0      0.32    0.69    4.08     No
HZFS        13.3   132.1     132.1    11.3      1.64        85,796      8.6       8.6      0.83   (0.63)  (6.68)    No
IFSB        11.9    72.8      79.2     6.4      -          249,194      8.8       8.2      1.05    1.43   18.88     No
INBI        16.5   156.1     156.1    24.4      3.26       388,059     15.7      15.7      1.19    1.50    9.36     No
IPSW         9.8   166.0     166.0     8.7      2.03       271,328      5.2       5.2      1.01    1.09   20.34     No
ITLA         8.1   103.3     103.5    10.6      -        1,032,647     10.3      10.2      1.88    1.46   13.95     No
IWBK        14.0   208.5     226.8    14.1      2.40     2,601,561      6.7       6.2      1.67    0.98   13.88     No
JSB         13.6   137.7     137.7    32.5      3.25     1,621,649     23.6      23.6      4.07    2.84   11.86     No
JSBA        16.9   101.7     124.4    10.2      2.10     1,317,195      9.4       7.8      0.79    0.65    6.85     No
JXSB        19.6   115.4     115.4    12.4      2.73       169,280     10.7      10.7      0.56    0.65    6.07     No
JXVL        10.8   102.3     102.3    14.1      3.23       260,412     13.8      13.8      1.43    1.37    9.67     No
KFBI        15.5    97.4     105.4    13.6      2.38     1,047,677     14.0      13.0      1.03    0.97    6.73     No
KNK         14.5    78.0      90.8     7.5      2.12       411,779      9.6       8.4      1.56    0.57    5.86     No
KSBK         9.4   122.9     137.0     9.8      1.21       171,314      8.0       7.2      1.41    1.11   14.31     No
KYF         17.7   109.7     109.7    19.2      3.92        79,906     17.5      17.5      0.72    1.06    6.09     No
LARK        16.0   118.9     118.9    12.4      2.67       223,700     10.4      10.4      1.41    1.04    8.24     No
LARL        11.7   143.2     143.2    15.5      3.75       225,916     10.8      10.8      1.37    1.47   13.85     No
LFCO         2.1    40.0      40.0     6.5      -          380,343     16.2      16.2      1.79    2.66   20.44     No
LFED        19.2   130.2     130.2    20.8      4.35       313,922     16.0      16.0      0.67    1.13    6.91     No
LO          11.6   174.1     205.0     9.7      -        2,128,979      5.6       4.8      0.87    0.93   17.73     No
LOGN        13.9    98.2      98.2    16.8      3.26        96,085     17.2      17.2      0.97    1.37    7.55     No
LSBI        15.0   133.1     133.1    11.1      1.43       232,811      7.8       7.8      1.87    0.79    9.69     No
LSBX         5.5    99.7      99.7    13.7      -          340,041     13.7      13.7      1.95    2.52   21.09     No
LXMO        16.2    66.9      71.4    10.3      2.89       101,982     15.4      14.5      0.64    0.65    3.84     No
MAFB        13.3   162.6     197.7    13.6      1.25     4,120,761      8.4       7.0      1.69    1.08   14.03     No
MARN        15.8    95.2      97.3    16.8      4.18       194,644     17.7      17.4      1.33    1.17    6.04     No
MASB        15.5   120.3     121.9    14.1      2.84       946,625     11.7      11.5      2.46    1.17   10.05     No
MBFC        15.8   255.2     255.2    30.3      -          230,809     11.9      11.9      0.58    1.96   19.52     No
MBLF        13.1    82.7      82.7    11.3      3.19       208,076     13.6      13.6      1.44    0.89    6.64     No

Source: SNL & F&C calculations                   13

FERGUSON & COMPANY         EXHIBIT IV - Selected Publicly Held Thrifts
------------------

                                                                               T Common               ROAA    ROAE
          Price/             Price/            Current                 Common   Equity/             Before  Before
             LTM   Price/  Tangible   Price/  Dividend                Equity/  T Assets  Core EPS    Extra   Extra
        Core EPS     Book      Book   Assets     Yield   Total Assets  Assets       MRQ       LTM      LTM     LTM    Merger
Ticker       (x)      (%)       (%)      (%)       (%)         ($000)     (%)       (%)       ($)      (%)     (%)    Target

MCBN        17.9    100.8     100.8      7.6     2.67          70,936     7.5       7.5      0.42     0.45    5.67     No
MDBK        14.7    149.1     156.4     13.2     2.51       1,151,188     8.9       8.5      1.19     1.09   11.99     No
MECH        18.6    168.8     170.1     15.8     1.98       1,019,369     9.4       9.3      1.63     0.92    9.40     No
METF        10.6    179.6     191.8      5.6     -          1,363,434     3.1       2.9      0.93     0.66   17.78     No
MFBC        15.7    104.7     104.7      9.8     1.61         334,668     9.4       9.4      1.43     0.80    7.36     No
MFFC        21.9    112.7     112.7     12.6     4.21         249,052    10.4      10.4      0.65     0.66    5.89     No
MFLR        14.4    133.2     135.0     12.2     3.95         150,104     9.1       9.0      1.41     1.11   11.81     No
MONT        14.0     76.7      76.7     12.4     2.32         121,469    16.2      16.2      0.68     0.92    5.25     No
MRKF        21.5     69.7      69.7     19.9     3.34          56,004    27.4      27.4      0.39     0.87    2.81     No
MSBF        14.0    129.4     129.4     20.7     2.42          84,261    16.0      16.0      0.95     1.47    8.91     No
MSBK        16.4    118.8     118.8      7.6     -            564,434     6.4       6.4      0.61     0.44    7.71     No
MTXC        10.0    200.4     200.4     10.3     -            929,607     5.1       5.1      1.42     1.31   22.01     No
MWBX        10.3    166.0     166.0     12.1     3.40         690,351     7.3       7.3      0.57     1.25   16.97     No
NBN         10.2    106.5     114.2      8.3     2.09         336,195     7.8       7.3      0.99     0.89   11.35     No
NBSI        33.3    115.2     115.2     12.0     3.67         125,832    10.5      10.5      0.36     0.41    3.46     No
NEIB        10.9    102.8     102.8     12.1     2.34         212,425    11.8      11.8      1.41     1.16    9.14     No
NHTB        10.4    115.1     130.7      9.6     4.34         323,736     8.3       7.4      1.42     0.97   11.88     No
NMSB        14.1    130.0     130.0     12.7     3.05         357,764     9.7       9.7      0.84     0.81    8.72     No
NSLB        17.7     82.6      83.3     13.3     4.57          64,844    16.1      16.0      0.79     0.75    4.19     No
NTMG        20.9    181.6     181.6     12.1     2.08         105,507     6.7       6.7      0.46     1.07   12.81     No
NWSB        23.8    208.8     251.9     16.4     1.60       2,889,419     7.9       6.6      0.42     0.82    9.58     No
OCFC        15.2    111.0     111.5     14.1     3.20       1,561,744    12.7      12.6      0.99     0.85    6.36     No
OCN         10.6    121.0     124.7     16.0     -          3,308,079    13.2      12.9      0.82    (0.03)  (0.28)    No
OFCP        15.9    170.8     207.6     13.4     1.91         938,030     7.8       6.5      1.45     0.94   11.49     No
OHSL        16.1    125.3     125.3     12.9     3.57         267,176    10.1      10.1      0.87     0.86    8.04     No
OTFC        16.7     82.0      82.0     18.0     1.85         303,197    20.3      20.3      0.78     1.23    5.03     No
PBCI        15.0    132.8     133.2     16.0     5.38         413,474    12.0      12.0      1.55     1.11    8.94     No
PBCT        32.4    218.2     259.7     18.8     3.15       9,918,700     8.6       7.3      0.90     1.01   11.05     No
PBHC        28.3    132.1     154.9     14.5     1.86         203,394    11.0       9.5      0.38     0.62    5.27     No
PBKB         9.2    196.4     199.2      7.2     3.71         944,640     3.7       3.6      2.23     0.91   23.90     No
PBOC         9.4    109.3     109.3      5.9     -          3,335,027     5.4       5.4      1.00     0.39    7.52     No
PCBC        21.5    104.4     104.4     17.7     2.33          98,500    17.0      17.0      1.00     0.86    4.73     No
PDB         15.4    114.6     114.6     18.3     5.30         129,244    16.0      16.0      0.59     1.24    7.55     No
PEDE        22.4     90.0      90.0     40.3     2.77          69,091    44.8      44.8      0.58     1.73    3.84     No
PEEK        19.4     91.1      91.1     18.3     2.62         213,495    20.1      20.1      0.71     0.90    4.09     No
PERM        17.9    107.7     142.2      9.0     2.13         497,975     8.1       6.3      0.63     0.61    6.74     No
PFDC        15.5    144.2     144.2     20.5     2.42         315,969    14.2      14.2      1.28     1.41    9.46     No
PFED        16.9     83.3      83.3     15.7     3.38         198,307    18.8      18.8      0.84     0.95    4.59     No
PFFB        15.3    114.9     116.1      9.2     -          2,957,345     8.0       7.9      1.15     0.60    7.25     No
PFFC        28.6     84.3      84.3     13.9     6.36          87,279    16.5      16.5      0.33     1.23    6.94     No
PFNC        18.0    193.4       NA      12.5     1.01         647,382     6.4       NA       0.88     0.89   13.88     No
PFSB        12.8    125.3     142.7      8.8     1.04       1,542,468     6.5       5.8      1.21     0.75   10.97     No
PHBK        14.2    216.2     258.4     16.3     2.45      10,102,459     7.5       6.4      1.33     1.03   13.79     No
PHFC        12.4    105.9     107.1      6.6     2.02         386,522     6.2       6.2      1.12     0.51    7.33     No
PHSB        21.8    109.4     109.4     13.1     2.42         244,253    12.0      12.0      0.53     0.65    5.24     No
PLSK        19.2     92.4      92.4     10.6     3.20         199,792    11.4      11.4      0.52     0.54    4.63     No
PRBC        18.1     89.1      89.1      7.4     1.65         177,374     8.3       8.3      0.73     0.45    4.79     No
PROV        12.0     87.7      87.7      8.6     -            870,241     9.8       9.8      1.36     0.70    6.63     No
PSFC        26.0    106.6     106.6     19.7     2.24         108,461    17.1      17.1      0.48     0.74    3.61     No
PSFI        14.1     84.9      84.9     19.0     5.33         100,176    22.3      22.3      0.69     0.91    3.28     No
PTRS        13.1    117.3     117.3      9.7     1.81         134,474     8.3       8.3      0.97     0.87    9.58     No
PVFC        11.6    164.9     164.9     12.8     -            435,891     7.8       7.8      1.21     1.19   16.09     No
PVSA        12.4    154.8     155.4     11.4     2.86       1,161,137     7.4       7.4      1.70     1.07   14.67     No
QCBC        11.6    110.7     110.7      9.3     -            919,980     8.4       8.4      1.29     0.91   10.28     No


                                      14
Source: SNL & F&C calculations

FERGUSON & COMPANY      Exhibit IV -- Selected Publicly Held Thrifts
------------------


                                                                                 T Common               ROAA    ROAE
          Price/             Price/            Current                   Common   Equity/             Before  Before
             LTM   Price/  Tangible   Price/  Dividend                  Equity/  T Assets  Core EPS    Extra   Extra
        Core EPS     Book      Book   Assets     Yield    Total Assets   Assets       MRQ       LTM      LTM     LTM    Merger
Ticker       (x)      (%)       (%)      (%)       (%)          ($000)      (%)       (%)       ($)      (%)     (%)    Target

QCFB        10.9    147.5     147.5     20.0      -            145,332     13.6      13.6      2.32     1.64    9.98     No
QCSB        22.3    367.9     367.9     36.3      3.35       1,746,882      8.6       8.6      1.34     1.62   17.32     No
RELY        15.1    151.8     223.2     10.8      2.34       2,472,304      7.2       5.0      2.04     0.81   10.11     No
RIVR        12.8     88.3      89.3     11.9      1.71         138,369     13.5      13.3      1.09     0.91    6.85     No
RSLN        14.4    123.1     123.6     19.7      2.58       3,735,032     16.0      16.0      1.24     1.43    8.54     No
RVSB        16.1    121.4     125.0     25.6      1.86         302,856     19.6      19.1      0.80     1.72    7.86     No
SCBS        13.4    142.1     142.1     17.8      2.67          68,370     12.5      12.5      0.84     1.11    6.71     No
SCCB        19.2     91.2      91.2     19.1      4.53          45,570     20.9      20.9      0.78     0.94    4.61     No
SFED        20.5     94.4      94.4     12.5      1.95         178,167     13.3      13.3      0.90     1.20    9.74     No
SFFC        16.0     98.8      98.8     17.5      1.93          91,797     17.7      17.7      0.65     1.11    6.24     No
SFIN        21.8    120.8     121.0     11.3      3.01         652,628      9.4       9.4      0.79     0.54    5.65     No
SGVB        12.8     78.9      79.7      5.3      -            461,533      6.7       6.7      0.88     0.50    6.71     No
SIB         16.9    115.5     118.7     20.5      2.04       3,776,947     17.7      17.3      1.05     1.45    6.39     No
SKBO        32.0    111.9     111.9     19.2      3.75         143,937     17.1      17.1      0.25     0.52    3.08     No
SMBC        17.6     88.7      88.7     12.3      3.46         158,381     13.8      13.8      0.82     0.70    4.53     No
SOBI        18.1     79.7      79.7     10.4      2.18         102,910     12.2      12.2      0.81     0.62    4.64     No
SOPN        16.5    116.0     116.0     28.0      4.60         287,801     24.2      24.2      1.32     1.77    7.63     No
SPBC        17.6    171.7       NA      14.5      3.72       6,034,116      8.5       NA       1.22     0.51    5.76     No
SRN         24.3     78.5      79.0     13.8      2.89         103,015     17.6      17.5      0.50     0.52    2.95     No
SSFC        32.9    104.5     104.5     17.5      5.29         181,971     16.8      16.8      0.23     0.46    2.88     No
SSM         17.1     86.2      86.2     19.9      3.27         124,096     23.1      23.1      0.84     1.39    5.02     No
STFR        13.7    156.7     177.3      8.8      1.66       2,024,008      5.6       5.0      2.83     0.84   11.62     No
STSA        16.2    117.6     242.0      6.1      -          2,314,587      5.1       2.6      1.07     0.30    5.42     No
SVRN        13.5    174.1     269.5      9.8      0.61      21,913,873      5.5       3.6      0.97     0.70   12.42     No
THR         14.4     89.5      89.8     10.6      3.47          98,813     11.9      11.9      0.92     0.72    5.57     No
THRD        16.9     98.4     114.4      8.6      2.65         665,608      7.9       6.9      1.07     0.58    7.39     No
TRIC        14.2     88.5      88.5     11.4      4.19          81,321     12.8      12.8      0.74     1.10    7.74     No
TSH         12.2     83.3      83.3     10.4      3.48         415,337     12.5      12.5      1.18     0.93    6.82     No
TWIN        14.5    120.2     120.2     15.3      2.87         111,436     12.7      12.7      0.96     1.10    8.60     No
UCBC        17.1     85.5      85.5     32.1      3.50         108,162     37.5      37.5      0.70     1.82    4.65     No
UFBS        10.8    105.1     119.2      8.5      2.95         189,403      8.1       7.2      1.11     0.84   10.53     No
UPFC         9.1     80.6      82.9     15.7      -            425,559     19.5      19.0      0.42     1.53   10.51     No
USAB        14.7    132.2     132.8     10.3      -            165,117      8.2       8.2      0.58     1.17   11.08     No
WAYN        22.5    156.6     156.6     14.6      3.94         268,022      9.3       9.3      0.70     0.67    7.08     No
WBST        16.1    201.8     234.9     12.4      1.47       9,033,917      6.1       5.3      1.86     0.76   13.16     No
WCFB        24.2    143.0     143.0     35.6      5.16          92,109     24.9      24.9      0.64     1.41    5.95     No
WEFC        11.7    102.9     102.9     13.9      3.72         191,876     13.5      13.5      1.38     1.26    8.92     No
WEHO        19.5     98.3      98.3     18.2      3.95         129,871     18.5      18.5      0.52     1.04    4.94     No
WFI         13.9    201.4     204.3     15.0      2.16         371,953      7.4       7.3      1.00     1.19   16.12     No
WFSL        11.6    162.1     173.9     21.6      3.59       5,723,073     13.4      12.6      1.90     2.03   14.85     No
WHGB        22.1     98.5      98.5     11.4      3.13         138,691     11.6      11.6      0.52     0.55    3.70     No
WM          15.6    278.9     312.7     16.1      2.05     165,493,281      5.7       5.1      2.88     0.96   16.62     No
WRNB        12.5    174.0     174.0     17.5      4.06         397,065     10.1      10.1      0.71     1.57   14.79     No
WSB         14.4     71.5      71.5      6.5      2.58         265,195      9.0       9.0      0.27     0.54    6.23     No
WSFS        10.2    211.4     212.3     11.1      0.76       1,635,710      5.2       5.2      1.55     1.16   19.24     No
WSTR        13.6     88.0     112.2      8.2      3.17         970,581      9.3       7.5      1.30     0.69    6.39     No
WVFC        14.4    163.6     163.6     16.6      4.25         320,384     10.2      10.2      1.05     1.16   10.60     No
YFCB        14.4     96.7      96.7     10.6      2.15         382,969     11.0      11.0      1.03     0.74    6.47     No
YFED        18.8    123.8     123.8     11.1      3.60       1,262,648      9.0       9.0      0.77     0.72    8.11     No

Maximum     33.3    367.9     369.9     40.3      6.36     165,493,281     44.8      44.8      7.96     2.84   25.26
Minimum      2.1     40.0      40.0      3.3      -             45,570      3.1       2.6       0.22  ( 0.63)  (6.68)
Average     16.0    126.8     133.6     13.8      2.37       2,067,993     11.7      11.4       1.13    0.96    9.07
Median      15.1    115.4     118.7     13.1      2.42         336,195     10.0       9.7       0.99    0.93    7.91

Source: SNL & F&C calculations        15

FERGUSON & COMPANY    Exhibit IV - Selected Publicly Held Thrifts
------------------


                                                  ROAA     ROAE
                               Price/             Before   Before
                     NPAs/   Core EPS  Core EPS   Extra     Extra
            Pricing  Assets      MRQ      MRQ     MRQ       MRQ
Ticker         Date    (%)         (x)       ($)   (%)      (%)
AABC     03/12/1999  0.34        19.1     0.09    0.38      4.75
ABBK     03/12/1999  0.12        15.9     0.23    0.71     12.25
ABCL     03/12/1999  0.19        13.5     0.37    0.93     10.01
ABCW     03/12/1999  0.47        12.8     0.32    1.09     17.31
AFBC     03/12/1999  0.41        15.3     0.19    0.62      4.87
AHCI     03/12/1999  0.45        22.1     0.18    0.34      3.25
ALBC     03/12/1999  0.34        24.4     0.10    0.41      4.75
ALLB     03/12/1999  0.51        19.4     0.15    0.68      6.35
AMFC     03/12/1999  0.43        13.8     0.25    0.48      4.20
ANA      03/12/1999  0.24        15.6     0.29    0.70      5.04
ANDB     03/12/1999  0.25        13.2     0.57    1.15     13.65
ANE      03/12/1999    NA        10.6     0.24    1.01     15.19
ASBI     03/12/1999  0.49        16.1     0.25    0.96      8.21
ASBP     03/12/1999  0.30        19.2     0.15    0.87      6.87
ASFC     03/12/1999  0.56        21.3     0.59   (0.91)   (12.18)
BDJI     03/12/1999  0.47        10.5     0.28    0.74      7.08
BFD      03/12/1999    NA        12.0     0.39    0.72      9.69
BFSB     03/12/1999  0.58        13.3     0.23    1.32      9.81
BKC      03/12/1999  1.40        11.5     0.46    1.46     16.02
BKCT     03/12/1999  0.31        17.3     0.22    1.02     10.68
BKUNA    03/12/1999  0.61       173.5     0.01    0.04      0.79
BNKU     03/12/1999  0.63        12.1     0.85    0.78     15.71
BVCC     02/22/1999    NA        12.7     0.38    0.53      7.78
CAFI     03/12/1999    NA        12.1     0.30    1.05     10.95
CASB     03/12/1999  0.30        16.3     0.22    0.88     12.71
CASH     03/12/1999  0.80        10.6     0.35    0.82      8.66
CATB     03/12/1999  0.18        14.8     0.25    1.25      5.84
CBES     03/12/1999  1.69        26.8     0.14    0.34      3.01
CBK      03/12/1999  0.33        14.8     0.26    0.81      6.30
CBSA     03/12/1999  0.60        10.6     0.42    0.39     10.65
CEBK     03/12/1999  0.38        15.5     0.29    0.72      7.09
CENB     03/12/1999  0.13        17.2     0.20    0.93      4.65
CFB      03/12/1999  0.78        11.4     0.50    1.10     13.54
CFCP     03/12/1999  0.49        16.5     0.25    1.09     18.58
CFFC     03/12/1999  0.42        34.4     0.08    1.29      9.27
CFNC     03/12/1999  0.14        15.6     0.12    0.74      5.37
CFTP     03/12/1999  0.46        20.3     0.16    1.15      5.51
CIBI     03/12/1999    NA        14.9     0.18    0.72      8.19
CKFB     03/12/1999  0.10        20.5     0.22    1.06      4.97
CLAS     03/12/1999  0.38        19.0     0.19    0.65      4.48
CMRN     03/12/1999  0.73        15.8     0.22    0.87      4.44
CMSB     03/12/1999  0.49        18.5     0.21    0.52      6.17
CNIT     03/12/1999  0.15        15.3     0.33    1.04     12.56
CNSB     03/12/1999  0.21        20.7     0.15    0.96      4.12
COFI     03/12/1999  0.44        NM      (1.06)   0.71      9.06
COOP     03/12/1999  0.63        16.5     0.18    0.60      7.42
CRSB     03/12/1999  1.04         7.4     0.34    1.11     10.97
CRZY     03/12/1999  0.52        14.7     0.21    1.18      5.14
CVAL     03/12/1999  0.35        17.0     0.28    1.18     13.96
DCBI     03/12/1999   -          14.6     0.28    1.47      6.68
DCOM     03/12/1999  0.32        15.3     0.37    1.05     10.58
DME      03/12/1999  0.43        13.0     0.52    1.15     18.17
DSL      03/12/1999  0.44        11.2     0.45    0.83     10.67
EBI      03/12/1999  0.35        19.3     0.12    0.40      4.42


SOURCE: SNL & F&C calculations                      16

FERGUSON & COMPANY              Exhibit IV - Selected Publicly Held Thrifts
------------------

                                                  ROAA    ROAE
                               Price/             Before  Before
                      NPAs/   Core EPS  Core EPS  Extra   Extra
            Pricing   Assets      MRQ       MRQ     MRQ     MRQ
Ticker         Date      (%)       (x)       ($)    (%)     (%)
EBSI      03/12/1999    0.85     12.4      0.42    0.74   12.54
EFBC      03/12/1999    -        15.2      0.21    0.48    1.35
EGLB      03/12/1999    0.85     19.9      0.28    0.67    6.08
EQSB      03/12/1999    0.13     10.3      0.43    0.61   11.49
ESBF      03/12/1999     NA      14.9      0.26    0.58    9.21
ESBK      03/12/1999    0.62     12.1      0.47    0.61    9.91
FAB       03/12/1999    0.22     11.2      0.32    0.65    8.00
FBBC      03/12/1999    0.08     10.9      0.36    1.05   10.75
FBCI      03/12/1999    0.13     16.3      0.36    0.70    7.71
FBNW      03/12/1999    0.33     12.9      0.30    1.08    7.55
FBSI      03/12/1999    0.03     15.6      0.20    0.96    6.90
FCB       03/12/1999    -        30.0      0.12    0.61    3.08
FCME      03/12/1999     NA       8.9      0.27    0.79    8.99
FDEF      03/12/1999    1.83      NM      (0.20)  (0.76)  (6.24)
FED       03/12/1999    0.84      9.5      0.42    0.96   14.23
FESX      03/12/1999    0.49     10.9      0.39    0.92   11.56
FFBH      03/12/1999    0.90     12.1      0.35    1.07    7.55
FFBZ      03/12/1999    0.53     22.4      0.11    0.70    9.17
FFCH      03/12/1999    0.70     14.2      0.33    1.00   15.02
FFDB      03/12/1999    0.60     15.4      0.15    0.81    8.15
FFDF      03/12/1999    0.09     32.5      0.10    0.54    3.48
FFES      03/12/1999    0.15     17.2      0.36    0.33    4.42
FFFD      03/12/1999    0.19     11.8      0.35    1.29    8.68
FFFL      03/12/1999    0.26     19.8      0.23    0.58    9.40
FFHH      03/12/1999    0.25     11.9      0.30    0.79    7.69
FFHS      03/12/1999    0.28     13.8      0.25    0.74    8.45
FFIC      03/12/1999    0.23     12.7      0.27    0.96    8.23
FFKY      03/12/1999    0.05     16.2      0.36    1.30   10.99
FFLC      03/12/1999    0.15     14.0      0.31    1.07    8.89
FFSL      03/12/1999    1.08     10.9      0.25    0.78    8.10
FFSX      03/12/1999    0.44     16.2      0.35    1.04   13.13
FFWC      03/12/1999    0.58     10.3      0.37    1.01   10.73
FFYF      03/12/1999    0.54     16.8      0.27    1.22    9.82
FGHC      03/12/1999    1.41     15.6      0.12    1.13   14.33
FISB      03/12/1999    1.08     13.2      0.37    1.15   12.42
FKFS      03/12/1999    1.19     10.3      0.34    0.63   10.19
FKKY      03/12/1999    -        13.4      0.27    1.23    7.40
FLAG      03/12/1999    1.57     20.2      0.13    0.05    0.54
FLFC      03/12/1999    0.74     15.4      0.34    1.20   15.11
FLGS      03/12/1999    1.90      9.6      0.73    1.41   28.15
FMCO      03/12/1999    0.74     11.8      0.19    0.82   13.34
FMSB      03/12/1999    -        13.3      0.25    1.12   15.39
FNGB      03/12/1999    0.06     15.8      0.19    0.95    8.95
FSBI      03/12/1999    0.16     12.3      0.35    0.67    9.63
FSPT      03/12/1999    0.39     17.1      0.44    1.21    5.67
FTF       03/12/1999    -        11.3      0.51    1.70   12.09
FTFC      03/12/1999    0.13     14.0      0.25    1.16   16.90
FTNB      03/12/1999    0.88     20.1      0.19    0.99    4.56
FTSB      03/12/1999    3.29     15.0      0.20    1.13    9.18
FWWB      03/12/1999    0.37     13.7      0.36    1.07    9.17
GAF       03/12/1999    0.23     13.2      0.28    0.97    7.47
GDW       03/12/1999    0.85     12.8      1.95    1.15   14.69
GFED      03/12/1999    0.35     20.3      0.14    1.16    5.02
GPT       03/12/1999    2.12     22.2      0.39    0.96    7.50

Source:  SNL & F&C calculations                      17

FERGUSON & COMPANY   Exhibit IV - Selected Publicly Held Thrifts
------------------

                                                                       ROAA        ROAE
                                        Price/                       Before      Before
                            NPAs/     Core EPS        Core EPS        Extra       Extra
                 Pricing   Assets          MRQ             MRQ          MRQ         MRQ
Ticker              Date      (%)           (x)             ($)          (%)         (%)
GSFC          03/12/1999    0.10          17.3            0.17         1.49        4.25
GSLA          03/12/1999    0.17          28.9            0.10         0.69        1.85
GTPS          03/12/1999     NA           80.0            0.05         0.18        1.19
GUPB          03/12/1999    1.19          16.3            0.22         0.66        6.58
HALL          03/12/1999    0.76           9.9            0.26         0.66        9.17
HARL          03/12/1999    -             13.7            0.34         0.74       11.86
HARS          03/12/1999    0.63          28.4            0.11         0.66        8.63
HAVN          03/12/1999    0.36          14.3            0.24         0.43        8.47
HBFW          03/12/1999    -             20.2            0.34         0.82        7.60
HBNK          03/12/1999    0.99           8.9            1.04         1.48       20.80
HBS           03/12/1999    0.51          13.4            0.27        (1.20)      (8.30)
HCBC          03/12/1999    0.17          24.1            0.14         0.66        3.87
HCFC          03/12/1999     NA           14.3            0.28         1.20        9.10
HFFB          03/12/1999    -             16.4            0.21         1.35        5.20
HFFC          03/12/1999    0.33          15.5            0.25         0.75        7.99
HFSA          03/12/1999    0.14          15.8            0.26         1.22       12.49
HHFC          03/12/1999    0.01          25.0            0.15         0.57        5.40
HIFS          03/12/1999    0.19           9.8            0.40         1.31       13.90
HMLK          03/12/1999    0.06          13.3            0.25         0.75        5.45
HMNF          03/12/1999     NA            9.2            0.35         1.17       11.84
HOMF          03/12/1999    0.81          11.0            0.52         1.43       15.16
HPBC          03/12/1999    -             11.5            0.52         1.54       17.58
HRBF          03/12/1999    0.37          18.2            0.24         0.73        5.84
HRZB          03/12/1999    -             11.8            0.29         1.50        9.89
HTHR          03/12/1999    4.78           8.2            0.45         1.09       17.80
HWEN          03/12/1999    0.84          66.7            0.03         0.23        1.49
HZFS          03/12/1999    1.44          16.2            0.17        (0.23)      (2.52)
IFSB          03/12/1999     NA            8.7            0.36         1.10       13.18
INBI          03/12/1999    0.25          15.3            0.32         1.53        9.76
IPSW          03/12/1999    0.44          11.2            0.22         0.97       18.02
ITLA          03/12/1999    0.72           7.6            0.50         1.51       14.39
IWBK          03/12/1999    0.76          12.4            0.47         1.20       16.89
JSB           03/12/1999     NA           13.5            1.03         2.58       10.76
JSBA          03/12/1999    0.67          20.8            0.16         0.48        5.04
JXSB          03/12/1999    0.93          16.2            0.17         0.76        7.07
JXVL          03/12/1999    0.68          10.5            0.37         1.31        9.61
KFBI          03/12/1999    0.23          14.8            0.27         0.94        6.67
KNK           03/12/1999    0.69          23.6            0.24         0.35        3.57
KSBK          03/12/1999     NA            9.5            0.35         1.06       13.24
KYF           03/12/1999    0.03          18.8            0.17         0.97        5.55
LARK          03/12/1999    0.29          13.7            0.41         1.08       10.02
LARL          03/12/1999    0.28          12.9            0.31         1.48       13.52
LFCO          03/12/1999    2.27           3.5            0.27         1.34       11.95
LFED          03/12/1999    0.80          18.9            0.17         1.11        6.92
LO            03/12/1999    0.14          10.9            0.23         0.92       16.93
LOGN          03/12/1999    0.33          13.5            0.25         1.32        7.59
LSBI          03/12/1999     NA           16.7            0.42         0.69        8.73
LSBX          03/12/1999    0.18           5.1            0.53         2.79       20.71
LXMO          03/12/1999    0.72          16.2            0.16         0.59        3.69
MAFB          03/12/1999    0.51          12.8            0.44         1.08       14.29
MARN          03/12/1999    0.83          14.2            0.37         1.20        6.68
MASB          03/12/1999    0.12          17.3            0.55         1.14        9.71
MBFC          03/12/1999     NA           16.4            0.14         1.74       17.01
MBLF          03/12/1999    0.72          12.7            0.37         0.90        6.63

                                      18
Source: SNL & F&C calculations

FERGUSON & COMPANY   Exhibit IV - Selected Publicly Held Thrifts
------------------

                                                  ROAA    ROAE
                               Price/           Before  Before
                      NPAs/   CoreEPS  Core EPS  Extra   Extra
          Pricing    Assets       MRQ       MRQ    MRQ     MRQ
Ticker       Date       (%)       (x)       ($)    (%)     (%)

MCBN      03/12/1999  0.58      18.8      0.10    0.42    5.57
MDBK      03/12/1999  0.17      15.6      0.28    1.03   11.44
MECH      03/12/1999  0.44      30.4      0.25    0.55    5.68
METF      03/12/1999  1.30      10.3      0.24    0.60   18.00
MFBC      03/12/1999  0.04      12.4      0.45    0.82    8.53
MFFC      03/12/1999  0.17      23.8      0.15    0.51    4.78
MFLR      03/12/1999  0.85      12.7      0.40    1.16   12.65
MONT      03/12/1999    NA      14.8      0.16    0.80    4.72
MRKF      03/12/1999    -       34.9      0.06    0.58    2.10
MSBF      03/12/1999  0.19      15.1      0.22    1.34    8.32
MSBK      03/12/1999  0.09      12.5      0.20    0.59    9.59
MTXC      03/12/1999  0.85       8.9      0.40    1.15   21.93
MWBX      03/12/1999  0.25       9.8      0.15    1.29   17.42
NBN       03/12/1999  0.56      10.6      0.24    0.84   10.80
NBSI      03/12/1999     -      21.4      0.14    0.56    5.36
NEIB      03/12/1999  0.57       8.5      0.45    1.28   10.85
NHTB      03/12/1999  0.87       9.5      0.39    1.12   13.50
NMSB      03/12/1999  0.40      11.8      0.25    0.62    6.59
NSLB      03/12/1999  0.03      19.4      0.18    0.66    4.03
NTMG      03/12/1999  0.87      20.1      0.12    1.00   11.56
NWSB      03/12/1999  0.78      27.8      0.09    0.61    7.61
OCFC      03/12/1999  0.35      13.9      0.27    0.75    6.05
OCN       03/12/1999    NA        NM     (0.16)  (1.20)  (9.82)
OFCP      03/12/1999  0.42      13.4      0.43    1.02   13.11
OHSL      03/12/1999  0.10      16.7      0.21    0.81    7.72
OTFC      03/12/1999  0.18      14.1      0.23    1.32    6.07
PBCI      03/12/1999    NA      14.5      0.40    1.09    8.93
PBCT      03/12/1999  0.50        NM        -     0.41    4.61
PBHC      03/12/1999  1.27      29.9      0.09    0.48    4.17
PBKB      03/12/1999  0.17       7.3      0.70    1.12   30.94
PBOC      03/12/1999  0.44       4.8      0.49    1.29   23.52
PCBC      03/12/1999     -      23.4      0.23    0.73    4.22
PDB       03/12/1999  0.57      17.4      0.13    1.05    6.42
PEDE      03/12/1999  0.57      25.0      0.13    1.54    3.41
PEEK      03/12/1999  0.52      19.1      0.18    0.86    4.14
PERM      03/12/1999  0.26      14.1      0.20    0.68    8.49
PFDC      03/12/1999  0.19      15.1      0.33    1.41    9.68
PFED      03/12/1999  0.11      13.6      0.26    1.13    5.77
PFFB      03/12/1999  1.05      13.3      0.33    0.69    8.93
PFFC      03/12/1999  0.13      33.7      0.07    1.12    6.68
PFNC      03/12/1999    NA      14.7      0.27    0.96   14.47
PFSB      03/12/1999  0.45      12.5      0.31    0.72   10.87
PHBK      03/12/1999  0.63      13.4      0.35    1.32   17.39
PHFC      03/12/1999  1.51      10.5      0.33    0.53    8.16
PHSB      03/12/1999  0.16      20.7      0.14    0.62    5.15
PLSK      03/12/1999  0.53      19.2      0.13    0.62    5.35
PRBC      03/12/1999  0.51      17.4      0.19    0.43    5.09
PROV      03/12/1999  0.67       9.0      0.45    0.75    7.61
PSFC      03/12/1999  0.59      44.6      0.07    0.44    2.51
PSFI      03/12/1999  0.72      12.2      0.20    1.56    6.45
PTRS      03/12/1999  0.17      11.4      0.28    0.98   11.51
PVFC      03/12/1999  0.75      10.3      0.34    1.30   16.96
PVSA      03/12/1999  0.34      12.2      0.43    1.03   14.79
QCBC      03/12/1999  0.88      10.7      0.35    0.95   10.83

Source: SNL & F&C calculations        19

FERGUSON & COMPANY         Exhibit IV - Selected Publicly Held Thrifts
------------------



                                                       ROAA      ROAE
                                  Price/             Before    Before
                        NPAs/   Core EPS  Core EPS    Extra     Extra
             Pricing   Assets        MRQ       MRQ      MRQ       MRQ
Ticker          Date      (%)        (x)       ($)      (%)       (%)

QCFB      03/12/1999     0.38       10.4      0.61     1.43     10.11
QCSB      03/12/1999     0.34       20.2      0.37     1.66     19.15
RELY      03/12/1999     0.32       12.8      0.60     0.84     11.78
RIVR      03/12/1999       NA       13.5      0.26     0.82      6.08
RSLN      03/12/1999     0.18       13.5      0.33     1.44      9.03
RVSB      03/12/1999     0.32       17.9      0.18     1.39      6.96
SCBS      03/12/1999     0.21       14.8      0.19     0.95      6.51
SCCB      03/12/1999     1.99       20.8      0.18     0.84      4.02
SFED      03/12/1999     0.63       23.1      0.20     2.93     22.83
SFFC      03/12/1999     1.43       15.3      0.17     1.12      6.27
SFIN      03/12/1999     0.44         NM     (0.09)   (0.21)    (2.25)
SGVB      03/12/1999     0.71       10.4      0.27     0.55      8.03
SIB       03/12/1999     0.45       15.8      0.28     1.31      6.96
SKBO      03/12/1999     0.50       28.6      0.07     0.70      4.08
SMBC      03/12/1999     0.57       14.4      0.25     0.86      6.08
SOBI      03/12/1999     0.18       17.5      0.21     0.58      4.63
SOPN      03/12/1999     0.38       16.5      0.33     1.80      7.53
SPBC      03/12/1999       NA       16.8      0.32     0.88     10.43
SRN       03/12/1999      -         33.7      0.09     0.35      1.99
SSFC      03/12/1999     0.24       37.8      0.05     0.40      2.49
SSM       03/12/1999      -         15.0      0.24     1.44      5.74
STFR      03/12/1999     0.17       11.9      0.81     0.80     13.02
STSA      03/12/1999     0.40       39.5      0.11     0.25      4.82
SVRN      03/12/1999     0.51       13.7      0.24     0.81     14.97
THR       03/12/1999     0.80       13.3      0.25     0.70      5.66
THRD      03/12/1999     0.29       18.1      0.25     0.58      7.38
TRIC      03/12/1999      -         13.8      0.19     1.11      7.48
TSH       03/12/1999     0.22       11.2      0.32     0.86      6.81
TWIN      03/12/1999     0.35       10.6      0.33     1.42     11.20
UCBC      03/12/1999       NA       17.7      0.17     1.71      4.48
UFBS      03/12/1999     0.44       11.5      0.26     0.77      9.56
UPFC      03/12/1999       NA         NM     (0.20)   (3.31)   (16.85)
USAB      03/12/1999     1.19       30.4      0.07     0.79     10.76
WAYN      03/12/1999     0.40       21.9      0.18     0.67      7.07
WBST      03/12/1999     0.32       15.3      0.49     0.94     15.20
WCFB      03/12/1999     0.02       24.2      0.16     1.44      5.90
WEFC      03/12/1999       NA       10.6      0.38     1.31      9.71
WEHO      03/12/1999     0.13       15.8      0.16     1.04      5.42
WFI       03/12/1999     0.45       13.3      0.26     1.21     16.13
WFSL      03/12/1999     0.57       11.1      0.50     2.02     14.79
WHGB      03/12/1999     0.05       22.1      0.13     0.47      3.98
WM        03/12/1999     0.73       13.8      0.81     0.40      6.61
WRNB      03/12/1999     0.85       12.3      0.18     1.45     14.08
WSB       03/12/1999       NA       19.4      0.05     0.36      4.02
WSFS      03/12/1999     0.68        7.0      0.56     1.13     19.44
WSTR      03/12/1999     0.37       13.4      0.33     0.74      6.97
WVFC      03/12/1999     0.21       14.0      0.27     1.25     11.97
YFCB      03/12/1999     0.24       13.8      0.27     0.70      6.38
YFED      03/12/1999     0.93       27.8      0.13     0.52      5.76

Maximum                  4.78      173.5      1.95     2.93     30.94
Minimum                   -          3.5     (1.06)   (3.31)   (16.85)
Average                  0.51       16.9      0.28     0.89      8.80
Median                   0.41       14.7      0.26     0.92      8.19


                                      20
Source: SNL & F&C calculations

FERGUSON & COMPANY   Exhibit V - Comparative Group Price Changes
------------------


                                                                                     Total Assets
                                                                           Number         MRQ
Ticker      Company's Short Name              City              State  Of Offices        ($000)        IPO Date
CLAS        Classic Bancshares Inc.           Ashland           KY             5       141,648     12/29/1995
CMRN        Cameron Financial Corp            Cameron           MO             4       220,939     04/03/1995
FBSI        First Bancshares Inc.             Mountain Grove    MO             8       176,251     12/22/1993
FKKY        Frankfort First Bancorp Inc.      Frankfort         KY             3       136,812     07/10/1995
FTF         Texarkana First Financial         CorpTexarkana     AR             5       191,301     07/07/1995
GSFC        Green Street Financial Corp.      Fayetteville      NC             3       171,721     04/04/1996
GTPS        Great American Bancorp            Champaign         IL             3       157,066     06/30/1995
HBS         Haywood Bancshares Inc.           Waynesville       NC             4       149,542     12/18/1987
JXVL        Jacksonville Bancorp Inc.         Jacksonville      TX             7       260,412     04/01/1996
PDB         Piedmont Bancorp Inc.             Hillsborough      NC             1       129,244     12/08/1995
SMBC        Southern Missouri Bancorp Inc.    Poplar Bluff      MO             8       158,381     04/13/1994

Maximum                                                                        8       260,412
Minimum                                                                        1       129,244
Average                                                                        5       179,114
Median                                                                         4       157,724


FERGUSON & COMPANY   Exhibit V - Comparative Group Price Changes


                                                                                    Increase (Decrease) from
                 March 12, 1999                    December 9, 1998                  12/9/1998 to 3/12/1999
        -----------------------------        ----------------------------        ------------------------------
        Share Price      Market Value        Share Price     Market Value        Share Price       Market Value
                                                                                 -----------       ------------
Ticker          ($)              ($M)                ($)             ($M)                (%)                (%)
CLAS       14.453              18.76             14.750            19.17               (2.0)              (2.1)
CMRN       13.875              30.38             16.000            38.94              (13.3)             (22.0)
FBSI       12.500              26.43             12.625            27.30               (1.0)              (3.2)
FKKY       14.500              22.58             15.000            23.76               (3.3)              (5.0)
FTF        23.000              37.48             24.125            40.43               (4.7)              (7.3)
GSFC       11.750              47.98             14.375            58.70              (18.3)             (18.3)
GTPS       16.000              21.75             16.000            21.75                -                  -
HBS        14.500              18.13             16.750            20.94              (13.4)             (13.4)
JXVL       15.500              36.29             16.125            39.05               (3.9)              (7.1)
PDB         9.063              23.61              9.375            25.20               (3.3)              (6.3)
SMBC       14.438              19.39             15.500            20.79               (6.9)              (6.7)

Maximum    23.000              47.98             24.125            58.70                 -                  -
Minimum     9.063              18.13              9.375            20.79              (18.3)             (22.0)
Average    15.425              30.16             16.400            33.66               (5.5)              (6.7)
Median     14.500              23.10             15.750            24.48               (4.3)              (6.9)


Source: SNL & F&C calculations        22

FERGUSON & COMPANY       Exhibit VI - Pro Forma Comparisons
------------------

As of March 12, 1999

Ticker  Name                      Price    Mk Value    PE    P/Book  P/TBook  P/Assets  Div Yld
                                   ($)      ($Mil)    (X)     (%)      (%)      (%)      (%)
        Community Savings Bank
        ----------------------
        Before Conversion            N/A       N/A      N/A     N/A      N/A       N/A       N/A
        Pro Forma Supermaximum    15.000     35.71     25.3    69.1     69.1      18.3      2.00
        Pro Forma Maximum         15.000     31.05     23.4    65.4     65.4      16.4      2.00
        Pro Forma Midpoint        15.000     27.00     21.6    61.5     61.5      14.6      2.00
        Pro Forma Minimum         15.000     22.95     19.5    57.1     57.1      12.7      2.00

        Comparative Group
        -----------------
        Averages                  15.314     34.24     16.2   104.3    110.1      16.4      3.07
        Medians                   14.453     26.43     15.8    94.0    102.3      14.1      2.78

        North Carolina Thrifts
        ----------------------
        Averages                  12.458     32.52     17.3    97.9     98.2      18.1      3.90
        Medians                   11.875     24.70     16.5    90.6     90.6      17.9      4.41

        Southeast Region Thrifts
        ------------------------
        Averages                  14.202     75.11     16.8   124.0    126.9      16.1      2.91
        Medians                   13.000     36.08     15.9   114.5    115.3      15.7      2.83

        All Public Thrifts
        ------------------
        Averages                  16.437    298.78     16.0   126.8    133.6      13.8      2.37
        Medians                   14.563     41.68     15.1   115.4    118.7      13.1      2.42

        Comparative Group
        -----------------
CLAS    ClassicBcshs-KY           14.453     18.76     21.3    89.8    103.8      13.3      2.21
CMRN    CameronFinlCorp-MO        13.875     30.38     14.5    74.3     74.3      13.8      2.02
FBSI    FirstBcshs-MO             12.500     26.43     15.8   109.6    114.1      15.2      0.96
FKKY    FranfortFirst-KY          23.375     96.47     15.9   170.6    213.3      20.1      2.57
FTF     TexarkanaFirst-AR         23.000     37.48     11.4   139.2    139.2      19.6      2.78
GSFC    GreenStreetFin-NC         11.750     47.98     16.8    79.2     79.2      27.9      4.09
GTPS    GreatAmrcnBncp-IL         16.000     21.75     28.1    94.0     94.0      13.9      2.75
HBS     HaywoodBcshs-NC           14.500     18.13     10.6    84.8     87.7      12.1      4.41
JXVL    Jacksonville-TX           15.500     36.29     10.8   102.3    102.3      14.1      3.23
PDB     PiedmontBancorp-NC         9.063     23.61     15.4   114.6    114.6      18.3      5.30
SMBC    SthrnMissouBncp-MO        14.438     19.39     17.6    88.7     88.7      12.3      3.46


FERGUSON & COMPANY      Exhibit VI - Pro Forma Comparisons
------------------

As of March 12, 1999

Ticker  Name                      Assets      Eq/A   TEq/A    EPS     ROAA    ROAE
                                  ($000)      (%)     (%)     ($)     (%)     (%)
        Community Savings Bank
        ----------------------
        Before Conversion        172,936     13.4    13.4     N/A    0.53    3.91
        Pro Forma Supermaximum   203,099     26.5    26.5    0.59    0.73    2.74
        Pro Forma Maximum        199,075     25.0    25.0    0.64    0.71    2.80
        Pro Forma Midpoint       195,576     23.7    23.7    0.70    0.69    2.87
        Pro Forma Minimum        192,078     22.3    22.3    0.77    0.66    2.94

        Comparative Group
        -----------------
        Averages                 203,222     16.5    16.0    1.04    1.03    6.35
        Medians                  171,721     14.3    13.9    0.82    1.02    5.06

        North Carolina Thrifts
        ----------------------
        Averages                 182,868     19.0    19.0    0.80    0.98    4.95
        Medians                  149,542     16.8    16.8    0.74    0.94    4.54

        Southeast Region Thrifts
        ------------------------
        Averages                 599,692     14.5    14.4    0.92    0.97    7.62
        Medians                  191,905     13.4    13.2    0.83    0.99    7.49

        All Public Thrifts
        ------------------
        Averages               2,067,993     11.7    11.4    1.13    0.96    9.07
        Medians                  336,195     10.0     9.7    0.99    0.93    7.91

        Comparative Group
        -----------------
CLAS    ClassicBcshs-KY          141,648     14.8    13.0    0.68    0.63    4.23
CMRN    CameronFinlCorp-MO       220,939     18.5    18.5    0.96    1.02    5.06
FBSI    FirstBcshs-MO            176,251     13.9    13.4    0.79    0.98    7.05
FKKY    FranfortFirst-KY         478,938     11.8     9.7    1.47    1.42   11.29
FTF     TexarkanaFirst-AR        191,301     14.1    14.1    2.01    1.78   12.12
GSFC    GreenStreetFin-NC        171,721     35.3    35.3    0.70    1.58    4.48
GTPS    GreatAmrcnBncp-IL        157,066     14.7    14.7    0.57    0.57    3.30
HBS     HaywoodBcshs-NC          149,542     14.3    13.9    1.37    0.08    0.53
JXVL    Jacksonville-TX          260,412     13.8    13.8    1.43    1.37    9.67
PDB     PiedmontBancorp-NC       129,244     16.0    16.0    0.59    1.24    7.55
SMBC    SthrnMissouBncp-MO       158,381     13.8    13.8    0.82    0.70    4.53

                               Note:  Stock prices are closing prices or last trade.  Pro forma calculations for Community are based on sales at $15 a share with a minimum of $22,950,000, midpoint of $27,000,000,
                               maximum of $31,050,000, and supermaximum of $35,707,500.
                               Sources:Community's audited and unaudited financial
                               Statements, SNL Securities, and F&C calculations.




                                                             Exhibit VII
FERGUSON & COMPANY                                   Comparison of Pricing Ratios
------------------

                                      Community            Group                Percent Premium
                                       Savings           Compared to           (Discount) Versus
                                    ------------- ------------------------   ----------------------
                                       Bank        Average       Median       Average       Median
                                    ----------    ----------   -----------   ---------     --------
Comparison of PE ratio at
  midpoint to:
----------------------------------
Comparative group                      21.6          16.2         15.8          33.3          36.7
North Carolina thrifts                 21.6          17.3         16.5          24.9          30.9
Southeast Region thrifts               21.6          16.8         15.9          28.6          35.8
All public thrifts                     21.6          16.0         15.1          35.0          43.0
Recent conversions                     21.6          20.0         14.1          8.0           53.2

Comparison of PE ratio at
  maximum to:
----------------------------------
Comparative group                      23.4          16.2         15.8          44.4          48.1
North Carolina thrifts                 23.4          17.3         16.5          35.3          41.8
Southeast Region thrifts               23.4          16.8         15.9          39.3          47.2
All public thrifts                     23.4          16.0         15.1          46.3          55.0
Recent conversions                     23.4          20.0         14.1          17.0          66.0

Comparison of PE ratio at
  supermaximum to:
----------------------------------
Comparative group                      25.3          16.2         15.8          56.2          60.1
North Carolina thrifts                 25.3          17.3         16.5          46.2          53.3
Southeast Region thrifts               25.3          16.8         15.9          50.6          59.1
All public thrifts                     25.3          16.0         15.1          58.1          67.5
Recent conversions                     25.3          20.0         14.1          26.5          79.4

Comparison of PB ratio at
  midpoint to:
----------------------------------
Comparative group                      61.5         104.3         94.0         (41.0)        (34.6)
North Carolina thrifts                 61.5          97.9         90.6         (37.2)        (32.1)
Southeast Region thrifts               61.5         124.0        114.5         (50.4)        (46.3)
All public thrifts                     61.5         126.8        115.4         (51.5)        (46.7)
Recent conversions                     61.5          69.6         65.4         (11.6)         (6.0)

Comparison of PB ratio at
  maximum to:
----------------------------------
Comparative group                      65.4         104.3         94.0         (37.3)        (30.4)
North Carolina thrifts                 65.4          97.9         90.6         (33.2)        (27.8)
Southeast Region thrifts               65.4         124.0        114.5         (47.3)        (42.9)
All public thrifts                     65.4         126.8        115.4         (48.4)        (43.3)
Recent conversions                     65.4          69.6         65.4          (6.0)            -

Comparison of PB ratio at
  supermaximum to:
----------------------------------
Comparative group                      69.1         104.3         94.0         (33.7)        (26.5)
North Carolina thrifts                 69.1          97.9         90.6         (29.4)        (23.7)
Southeast Region thrifts               69.1         124.0        114.5         (44.3)        (39.7)
All public thrifts                     69.1         126.8        115.4         (45.5)        (40.1)
Recent conversions                     69.1          69.6         65.4          (0.7)          5.7


Source: SNL & F&C calculations              25

FERGUSON & COMPANY                Exhibit VIII
                             Pro Forma Assumptions

    1. Net proceeds from the conversion were invested at the beginning of the period at 4.60%, which was the approximate rate on the one-year treasury bill on December 31, 1998. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

    2. Community's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 1/15th annually of the initial purchase.

    3. Community's RP will acquire 4% of the stock through open market purchases at the same price per share as that paid for conversion stock and the expense is recognized ratably over five years as the shares vest.

    4. All pro forma income and expense items are adjusted for income taxes at a combined income tax rate of 36.0%, with the exception of the foundation contribution, on which the assumed tax benefit is 34.0%. The lower rate was used because most of the benefit is expected to be realized during the carryforward period, and the State of North Carolina does not permit contribution carryforwards.

    5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

    6. Earnings per share ("EPS") have been calculated simply by dividing pro forma net income by the total shares assumed issued. The price earnings ("P/E") ratio is simply total pro forma market capitalization (i.e., value of shares to be sold plus the assigned value of shares issued to the charitable foundation) divided by pro forma net income. Calculating EPS under AICPA SOP 93-6 and assuming 1/15th of the ESOP shares are committed to be released at the beginning of the period and under SFAS 128 assuming 20% of the RP shares are vested at the beginning of the period, basic EPS would be $0.86, $0.78, $0.72, and $0.66, diluted EPS would be the same as basic EPS, and the PE ratio based on basic EPS would be 17.4, 19.3, 20.9, and 22.6, respectively, at the minimum, midpoint, maximum, and supermaximum of the range.

FERGUSON & COMPANY
------------------

                                 Exhibit VIII
                    Pro Forma Effect of Conversion Proceeds
               At the Minimum of the Conversion Valuation Range
                      Valuation Date as of March 12, 1999


Community Savings Bank, Burlington, NC
---------------------------------------------------------------
1. Conversion Proceeds
   Pro Forma Market Value                                         $    22,950,000
   Less:  Estimated Expenses                                             (874,000)
                                                                 -----------------
   Net Conversion Proceeds                                        $    22,076,000

2. Estimated Additional Income From Conversion Proceeds
   Net Conversion Proceeds                                        $    22,076,000
   Less:  ESOP Contributions                                           (1,956,000)
               RP Contributions                                          (978,000)
                                                                 -----------------
   Net Conversion Proceeds after ESOP & RP                        $    19,142,000
   Estimated Incremental Rate of Return(1)                                   2.94%
                                                                 -----------------
   Estimated Additional Income                                    $       563,540
   Less:  ESOP Expense                                                    (83,456)
               RP Expense                                                (125,184)
                                                                 -----------------
                                                                  $       354,900
                                                                 -----------------
3. Pro Forma Calculations

                                     Before          Conversion          After
   Period                          Conversion         Results          Conversion
                                -------------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   31-Dec-98                      $      899,000     $      354,900    $    1,253,900

b. Pro Forma Net Worth
   31-Dec-98                      $   23,157,000     $   19,652,000    $   42,809,000

c. Pro Forma Net Assets
   31-Dec-98                      $  172,936,000     $   19,142,000    $  192,078,000


(1) Assumes Proceeds can be reinvested at 4.60% and earnings taxed at a rate of
    36.0 percent.
(2) Pro forma effect on capital includes $510,000 increase related to contribution to foundation.

FERGUSON & COMPANY
------------------

                                 Exhibit VIII
                    Pro Forma Effect of Conversion Proceeds
               At the Midpoint of the Conversion Valuation Range
                      Valuation Date as of March 12, 1999

Community Savings Bank, Burlington, NC
-----------------------------------------------------------------
1. Conversion Proceeds
   Pro Forma Market Valuation                                     $ 27,000,000
   Less:  Estimated Expenses                                          (940,000)
                                                                  -------------
   Net Conversion Proceeds                                        $ 26,060,000

2. Estimated Additional Income From Conversion Proceeds
   Net Conversion Proceeds                                        $ 26,060,000
   Less:  ESOP Contributions                                        (2,280,000)
           RP Contributions                                         (1,140,000)
                                                                  -------------
   Net Conversion Proceeds after ESOP & RP                        $ 22,640,000
   Estimated Incremental Rate of Return(1)                               2.94%
                                                                  -------------
   Estimated Additional Income                                    $    666,522
   Less:  ESOP Expense                                                 (97,280)
           RP Expense                                                 (145,920)
                                                                  -------------
                                                                  $    423,322
                                                                  ============

3. Pro Forma Calculations

                                 Before          Conversion          After
   Period                       Conversion         Results          Conversion
                          ------------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   December 31, 1998        $       899,000   $     423,322     $    1,322,322

b. Pro Forma Net Worth
   December 31, 1998        $    23,157,000   $  23,150,000     $   46,307,000

c. Pro Forma Net Assets
   December 31, 1998        $   172,936,000   $  22,640,000     $  195,576,000


(1) Assumes Proceeds can be reinvested at 4.60% and earnings taxed at a rate of
    36.0 percent.
(2) Pro forma effect on capital includes $510,000 increase related to contribution to foundation.

FERGUSON & COMPANY
-----------------
                                Exhibit VIII

                     Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                       Valuation Date as of March 12, 1999

Community Savings Bank, Burlington, NC
---------------------------------------------------------------------
1.  Conversion Proceeds
    Pro Forma Market Valuation                                         $31,050,000
    Less:  Estimated Expenses                                           (1,005,000)
                                                                     --------------
    Net Conversion Proceeds                                            $30,045,000

2.  Additional Income From Conversion Proceeds
    Net Conversion Proceeds                                            $30,045,000
    Less:  ESOP Contributions                                           (2,604,000)
           RP Contributions                                             (1,302,000)
                                                                     --------------
    Net Conversion Proceeds after ESOP & RP                            $26,139,000
    Estimated Incremental Rate of Return(1)                                  2.94%
                                                                     --------------
    Estimated Additional Income                                            769,532
    Less:  ESOP Expense                                                   (111,104)
           RP Expense                                                     (166,656)
                                                                       $    491,772
                                                                    ===============

3.  Pro Forma Calculations

                                     Before             Conversion            After
   Period                           Conversion           Results           Conversion
                               ----------------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   December 31, 1998             $      899,000       $     491,772        $     1,390,772

b. Pro Forma Net Worth
   December 31, 1998             $   23,157,000       $   26,649,000       $    49,806,000

c. Pro Forma Net Assets
   December 31, 1998             $  172,936,000       $   26,139,000       $    199,075,000

(1) Assumes Proceeds can be reinvested at 4.60% and earnings taxed at a rate of
    36.0 percent.

(2) Pro forma effect on capital includes $510,000 increase related to contribution to foundation.

FERGUSON & COMPANY
------------------
                                 Exhibit VIII
                    Pro Forma Effect of Conversion Proceeds
               At the SuperMax of the Conversion Valuation Range
                      Valuation Date as of March 12, 1999


Community Savings Bank, Burlington, NC
--------------------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                       $  35,707,500
     Less:  Estimated Expenses                                        $  (1,080,000)
                                                                   -----------------
     Net Conversion Proceeds                                          $  34,627,500

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                          $  34,627,500
     Less:  ESOP Contributions                                        $  (2,976,600)
             RP Contributions                                         $  (1,488,300)
     Net Conversion Proceeds after ESOP & RP                          $  30,162,600
     Estimated Incremental Rate of Return(1)                                  2.94%
                                                                   -----------------
     Estimated Additional Income                                      $     887,987
     Less:  ESOP Expense                                              $    (127,002)
            RP Expense                                                $    (190,502)
                                                                   -----------------
                                                                      $     570,483
                                                                   -----------------

3.   Pro Forma Calculations

                                       Before          Conversion          After
     Period                          Conversion         Results          Conversion
                                  -------------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     December 31, 1998              $      899,000      $      570,483     $    1,469,483

b.   Pro Forma Net Worth
     December 31, 1998              $   23,157,000      $   30,672,600     $   53,829,600

c.   Pro Forma Net Assets
     December 31, 1998              $  172,936,000      $   30,162,600     $  203,098,600

(1) Assumes Proceeds can be reinvested at 4.60% and earnings taxed at a rate of
    36.0 percent.
(2) Pro forma effect on capital includes $510,000 increase related to contribution to foundation.

FERGUSON & COMPANY
------------------

                         Exhibit VIII
                   Pro Forma Analysis Sheet

Name of Association:      Community Savings Bank, Burlington, NC
Date of Market Prices:    March 12, 1999                                         N. Carolina Publicly      All Publicly
                                                         Comparatives              Held Thrifts            Held Thrifts
                                                         ------------              ------------            ------------
                           Symbols      Value         Mean         Median        Mean       Median        Mean    Median
                          -------------------         ----         ------        ----       ------        ----    ------
Price-Earnings Ratio          P/E
--------------------
  Last Twelve Months                    N/A
  At Minimum of Range                   19.5
                                    -------------------------------------------------------------------------------------
  At Midpoint of Range                  21.6          16.2          15.8         17.3        16.5         16.0     15.1
                                    -------------------------------------------------------------------------------------
  At Maximum of Range                   23.4
  At Supermax of Range                  25.3

Price-Book Ratio              P/B
----------------
  At Minimum of Range                   57.1%
                                    ---------------------------------------------------------------------------------------
  At Midpoint of Range                  61.5%        104.3          94.0         97.9        90.6        126.8    115.4
                                    ---------------------------------------------------------------------------------------
  At Maximum of Range                   65.4%
  At Supermax of Range                  69.1%

Price-Asset Ratio             P/A
-----------------
  At Minimum of Range                   12.7%
  At Midpoint of Range                  14.6%
                                    ----------------------------------------------------------------------------------------
  At Maximum of Range                   16.4%         16.4          14.1         18.1        17.9         13.8     13.1
                                    ----------------------------------------------------------------------------------------
  At Supermax of Range                  18.3%

Twelve Mo. Earnings Base        Y                      $  899,000
  Period Ended  December 31, 1998

Book Value                      B                    $ 23,157,000
  As of  December 31, 1998

Total Assets                    A                    $172,936,000
  As of  December 31, 1998

Return on Money (1)             R                           2.94%

Conversion Expense              X                      $  940,000
Underwriting Commission         C                           0.00%
Percentage Underwritten         S                           0.00%
Estimated Dividend
  Dollar Amount                 DA                     $  570,000
  Yield                         DY                          2.00%
ESOP Contributions               P                     $2,280,000
RP Contributions                 I                     $1,140,000
ESOP Annual Expense              E                     $   97,280
RP Annual Contributions          M                     $  145,920
Cost of ESOP Borrowings          F                          0.00%
Charity Contribution            CC                     $1,500,000
Tax Effect of Contribution     TEC                     $  510,000
After Tax Effect of Contri     ATEC                    $  990,000
(1) Assumes Proceeds can be reinvested at 4.60% and earnings taxed at a rate of 36.0 percent.
(2) Pro forma effect on capital includes $510,000 increase related to contribution to foundation.


FERGUSON & COMPANY
------------------

                                 Exhibit VIII
                           Pro Forma Analysis Sheet


Calculation of Estimated Value (V) at Midpoint Value (including foundation shares):

1.            V=             P/A(A-X-P-I-CC)                 $ 28,500,000
                          --------------------
                             1-P/A(1-(CxS))

2.            V=            P/B(B-X-P-I-ATEC)                $ 28,500,000
                          ---------------------
                             1-P/B(1-(CxX))

3.            V=           P/E(Y-R(X+P+I+CC)-(E+M))          $ 28,500,000
                          --------------------------
                            1-P/E(R(1-(CxX))


Calculation of Shares Being Offered for Sale (excluding foundation shares):

                                                Value
      Estimated Value                         Per Share        Total Shares                     Date
  -------------------------                   ----------   --------------------            --------------
        $27,000,000                             $15.00              1,800,000                 12-Mar-99

Range of Value
$27.0 million x 1.15 = $31.05 million or 2,070,000 shares at $15.00 per share $27.0 million x 0.85 = $22.95 million or 1,530,000 shares at $15.00 per share

FERGUSON & COMPANY         Exhibit IX - Demographic Information


                            Key Economic Indicators
                United States, North Carolina, Alamance County


                                                United            North      Alamance
         Key Economic Indicator                 States         Carolina        County
-------------------------------------------------------------------------------------

Total Population, 2003 Est.                283,104,612         8,097,713      126,029
  1998 - 2003 Percent Change, Est.                4.77              7.28         5.56
Total Population, 1998 Est.                270,221,502         7,547,981      119,394
  1990 - 98 Percent Change, Est.                  8.65             13.87        10.33
Total Population, 1990                     248,709,873         6,628,637      108,213
-------------------------------------------------------------------------------------

Household Income, 2003 Est.                     44,032            45,330       41,389
  1998 - 2003 Percent Change, Est.               15.46             21.62        17.38
Household Income, 1998 Est.                     38,135            37,271       35,260
-------------------------------------------------------------------------------------
Per Capita Income, 1998                         18,423            18,038       16,924
-------------------------------------------------------------------------------------

Household Income Distribution-2003 Est. (%)
  $15,000 and less                                  17                16           17
  $15,000 - $25,000                                 14                15           16
  $25,000 - $50,000                                 33                35           37
  $50,000 - $100,000                                27                27           25
  $100,000 - $150,000                                6                 5            4
  $150,000 and over                                  3                 2            1
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Unemployment rate, December 1998                  4.47              4.63         3.23
-------------------------------------------------------------------------------------

Median Age of Population, 1998 Est.               35.1              35.2         37.7
Median Age of Population, 1990                    32.9              33.1         35.6
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Average Housing Value, 1990                     79,098            79,714       77,078
-------------------------------------------------------------------------------------

Total Households, 2003 Est.                106,772,786         3,148,154       50,667
  1998 - 2003 Percent Change, Est.                5.61              8.29         6.44
Total Households, 1998                     101,102,128         2,907,228       47,600
  1990 - 98 Percent Change, Est.                  9.96             15.50        11.60
Total Households, 1990                      91,947,410         2,517,026       42,652
-------------------------------------------------------------------------------------

Total Housing Units, 1990                  101,641,260         2,818,193       45,312
     % Vacant                                    10.07             10.69         5.87
     % Occupied                                  89.93             89.31        94.13
     % By Owner                                  57.78             60.74        67.63
     % By Renter                                 32.15             28.57        26.50
=====================================================================================

Source:  Scan/US, Inc. & CACI

FERGUSON & COMPANY
------------------
                  Exhibit X - Appraisal Earnings Adjustments
                                   ($000's)




Net income, year ended December 31, 1998                                271
                                                                  ---------

Loan loss provision for the year                              550
Estimated normal loan loss provision                          188
                                                        ---------
Add back excess loan loss provision                                     362

Add back non-recurring write-offs of obsolete
  software and other fixed assets                                       288

Add back non-recurring charge for directors'
  compensation plan                                                     331
                                                                  ---------

                                                 Sub-total              981

                                                 Tax effect @ 36%       353
                                                                  ---------

Net adjustments                                                         628
                                                                  ---------

           Appraisal earnings                                           899
                                                                  =========
